UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2018

Item 1. Report to Stockholders.

Annual Report
For the Year Ended March 31, 2018

Osterweis Fund
Osterweis Strategic Income Fund
Osterweis Strategic Investment Fund
Osterweis Emerging Opportunity Fund
Osterweis Total Return Fund

Disclosures

Past performance is no guarantee of future results. This commentary contains the current opinions of the author as of the referenced date, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

Mutual fund investing involves risk. Principal loss is possible.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for complete fund holdings.

No part of this document may be reproduced in any form, or referred to in any other publication, without the express written permission of Osterweis Capital Management.

The S&P 500 Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance. This index includes the reinvestment of dividends. The index does not incur expenses and is not available for investment.

The Bloomberg Barclays U.S. Aggregate Bond Index (BC Agg) is an unmanaged index that is widely regarded as a standard for measuring U.S. investment grade bond market performance. The 60/40 blend is composed of 60% S&P 500 and 40% BC Agg and assumes monthly rebalancing.

The Bloomberg Barclays U.S. Universal Bond Index (BC Univ) is an unmanaged index comprising U.S. dollar-denominated, taxable bonds that are rated investment grade or below investment grade.

The Russell 2000 Growth Index is a market capitalization weighted index representing those stocks within the approximately 2000 smallest companies in the universe of U.S. equities that exhibit growth characteristics.

The Russell 2000 Value Index is a market capitalization weighted index representing those stocks within the approximately 2000 smallest companies in the universe of U.S. equities that exhibit value characteristics.

The Michigan Consumer Sentiment Index (MCSI) is a monthly survey of U.S. consumer confidence levels conducted by the University of Michigan. It is based on telephone surveys that gather information on consumer expectations regarding the overall economy.

These indices reflect the reinvestment of dividends and/or interest income. These indices do not incur expenses and are not available for investment.

All return and currency figures are shown in USD.

A basis point is a unit of measure used in finance to describe the percentage change in the value or rate of a financial instrument. One basis point is equal to 1/100th of 1% or 0.01% (0.0001).

Capital expenditure (Capex) are funds used by a company to acquire, upgrade and maintain physical assets such as property, industrial buildings or equipment.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

The Consumer Price Index (CPI) is an economic indicator which measures the change in prices paid by consumers for goods and services.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Free cash flow represents the cash that a company is able to generate after laying out the money required to maintain and expand the company’s asset base. Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

The Underlying Inflation Gauge (UIG) is an economic indicator which captures sustained movements in inflation from information contained in a broad set of price, real activity, and financial data.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Osterweis Capital Management.

Neither MSCI, S&P, nor any other party involved in making or compiling the GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.

This document must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including objectives, risks, charges and expenses.

Osterweis Capital Management is the adviser to the Osterweis Funds, which are distributed by Quasar Distributors, LLC.

Table of Contents

Letter from the Chief Investment Officer	2
Manager Reviews, Fund Overviews and Schedules of Investments
Osterweis Fund
Portfolio Managers’ Review	5
Fund Overview	6
Schedule of Investments	7
Osterweis Strategic Income Fund
Portfolio Managers’ Review	9
Fund Overview	11
Schedule of Investments	12
Osterweis Strategic Investment Fund
Portfolio Managers’ Review	17
Fund Overview	19
Schedule of Investments	20
Osterweis Emerging Opportunity Fund
Portfolio Managers’ Review	25
Fund Overview	26
Schedule of Investments	27
Osterweis Total Return Fund
Portfolio Managers’ Review	28
Fund Overview	29
Schedule of Investments	30
Financial Statements
Statements of Assets and Liabilities	33
Statements of Operations	34
Statements of Changes in Net Assets
Osterweis Fund	35
Osterweis Strategic Income Fund	36
Osterweis Strategic Investment Fund	37
Osterweis Emerging Opportunity Fund	38
Osterweis Total Return Fund	39
Financial Highlights
Osterweis Fund	40
Osterweis Strategic Income Fund	41
Osterweis Strategic Investment Fund	42
Osterweis Emerging Opportunity Fund	43
Osterweis Total Return Fund	44
Notes to Financial Statements	45
Report of Independent Registered Public Accounting Firm	57
Expense Examples	58
Trustees and Executive Officers	60
Additional Information	62
Privacy Notice	64

Letter from the Chief Investment Officer

April 24, 2018

During the first quarter of 2018, the stock market, as measured by the S&P 500 Index, had a total return of -0.76%. Despite the roughly flat performance for the quarter, volatility spiked to levels not seen in several years. January started strong, as the market surged 7% to start the year, but it quickly reversed itself, dropping into negative territory less than two weeks later before recovering modestly. While 2017 saw volatility fall to all-time lows, this year has seen it return with a vengeance.

Given rising volatility, what should investors expect going forward? We’ll attempt to answer that by revisiting some key questions we posed last year. In addition, we’ll explore an important secular trend, namely the expanding role of technology and its impact across the economy.

The key questions are as follows:

• Can the economic expansion continue?

• Can inflation remain quiescent?

• Will the Federal Reserve (the Fed) be measured in tightening monetary policy?

• Are equity valuations too high?

In the last six months, the global economic expansion accelerated, driven by growth in both emerging and developed markets. In addition, both consumer and business confidence hit new highs. In March, the Michigan Consumer Sentiment Index improved to 101, the highest level since January 2004. According to Evercore ISI, this confidence is broad-based with strength across consumers, builders, CFO’s, small businesses and big businesses. Economic strength is driving job creation, lowering unemployment rates and causing more people to enter the workforce.

We are closely watching developments in Washington, D.C. The recent tax cut and the newly adjusted tax laws that allow for faster expensing of capital investments will likely add a tailwind to the economy by spurring spending on capex later this year. Despite concerns about potential trade disruptions and the risk of accelerating inflation, we believe the U.S. economy is in good shape going forward. We do not believe that President Trump’s protectionist trade rhetoric will actually result in economic slowdown and higher inflation. The recently announced tariffs may not have much impact if they are limited in size and very targeted. At this time we do not see Trump’s bluster leading to a full-blown trade war, the consequences of which would be ugly.

Inflation has remained tame despite a long economic expansion. This “goldilocks” phenomenon currently appears stable, as low unemployment and strong job growth have not yet led to significant wage pressure. This could be a function of technology and automation reducing the need for people in higher paying jobs (e.g., online chat bots replacing support reps) while increasing lower paying jobs in some areas. Other than wages, some companies are seeing input cost pressures, but it’s hard to know exactly how widespread this is. While modest inflation is generally regarded as good for the economy and the stock market, a significant acceleration would not be. We remain vigilant as, of course, does the Fed.

We believe the Fed, under its new Chairman, Jerome Powell, will continue to raise interest rates gradually – essentially reflecting a strong economy. Fed officials are unlikely to increase rates so aggressively that they choke off the expansion, unless and until inflation increases beyond their comfort zone.

This leaves us with the difficult question of whether equity valuations are too high. Certainly, they are at the higher end of their historic range. But they appear reasonable, given the current, still-low level of interest rates, and relative to the expected growth in corporate profits. Since interest rates are probably in a cyclically rising trend, stock prices will likely reflect a push/pull between rising rates on the one hand, and corporate profit growth on the other.

Currently, we remain sanguine that the goldilocks economy – strong economic growth coupled with moderate inflation – can continue. Therefore, we do not believe that we need to overreact to the fear of future Fed rate increases. We do, however, believe that it is important to be pragmatic and monitor the situation closely. If there are signs of unbridled economic growth, or if the inflation outlook changes so that it will likely force the Fed to act aggressively on rates, we will adjust portfolios to address the changing economic conditions. It is worth noting that we took action late in 2017 to reduce exposure to interest-sensitive securities, as a shift to gradual interest rate increases appeared imminent.

Letter from the Chief Investment Officer

As previously mentioned, we feel the increased use of technology to establish and maintain client relationships is a trend that could both extend the current economic expansion and benefit some of the largest IT firms in the industry. We have discussed technology in terms of its ability to help companies drive down costs as well as its role in creating a winner-takes-all economy. Here, we want to examine technology as a disruptor and a catalyst of secular change. The secular changes driven by technology are meaningful in size and still in the early innings. As we have already seen, the transformative impact of technology enables new entrants to disrupt long-established business models, putting market leadership at risk.

The start of the change dates back 20 years ago to the dot-com boom, as access to the Internet shifted from dial-up telephony to broadband, which enhanced the user experience and vastly augmented the amount of data that could be exchanged. The development of e-commerce and advertising platforms, social networks, online video and other technologies has created powerful tools that enable us to absorb news and events, work more efficiently and effectively, socialize, advertise, get from place to place, and of course, purchase goods. The leaders – Amazon, Facebook and Google – have matured, gained scale, achieved dominant positions in the internet and are now among the biggest firms on the planet.

Older e-commerce and internet technologies are now converging with new emerging technologies, which include artificial intelligence (AI), Cloud, Software as a Service (SaaS), Internet of Things (IoT) and Machine Learning (ML). Not only is each of these newer technologies a powerful force by itself, but their convergence is having a revolutionary impact.

While it may seem as if digital technologies have been adopted by companies across the economy for a long time, what we are seeing and hearing from our portfolio companies is that many of them are just now increasing their investment in digital. We believe that the tipping point has been reached and now most companies recognize that they need to move beyond simply having a web presence. They must create deeper digital relationships with their customers and suppliers by developing processes for collecting, analyzing and using digital data to enhance their selling, manufacturing and purchasing capabilities. If organizations do not develop a digital relationship with customers, they risk having no relationship at all. As a result, we see an increased wave of investment that is driving adoption of new technologies. Following is an example from a recent Jefferies Research note* discussing the importance of investing in next generation technologies for consumer companies.

To succeed in an environment where technology evolves even faster, operating models will need to be overhauled, requiring investments in next-gen capabilities. For large CPG (packaged goods) companies to succeed in the rapidly changing consumer environment we believe they need to overhaul their operating model to center around data. Investment in next-gen capabilities and a bigger risk appetite are required to successfully overhaul operating models. Companies that are successful at doing so will not only win but will do so much more efficiently.

From an investing perspective, we believe the importance of technology for businesses will only increase. As a result, we see significant opportunity for both continued growth and for evolving leadership. That said, this change is likely to take place over an extended period measured in years, if not decades, and most certainly through multiple business cycles. In short, while this is an important opportunity, we will be patient and wait for investment opportunities that fit our investment style.

Given this, how are we currently positioned for the changing technology landscape? It is hard for us to envision companies developing and nurturing digital relationships with customers without a way to communicate and reach them. This implies that digital advertisers are, and will continue to be, a critical part of the solution. We have positions in the current leaders, Alphabet (parent company of Google) and Facebook, which have the scale to provide their customers the highest return on investment on their marketing spend. Moreover, both companies are reasonably valued, should generate significant free cash flow and have multiple opportunities for growth ahead of them.

Critical to the digital relationship is the ability to collect and analyze data, activities which require software solutions. AI and ML are important examples of the most modern, effective approaches. We have exposure to software and AI/ML through our investments in Microsoft, Alphabet and Intel.

Amazon and Alphabet have built massive networks of data centers to support their digital businesses. Their scale and focus gives them benefits in cost and in the speed in adopting new technologies. They and other Cloud computing providers are offering storage, analytics and computing power externally to companies, governments and other institutions, allowing those organizations to transform themselves digitally with pricing and capability superior to their

Letter from the Chief Investment Officer

internal resources. Jefferies Research estimates that the market for Cloud computing is large at $90 billion and growing rapidly at a projected 30% compound annual growth rate through 2020. Microsoft and Alphabet, in addition to being critical software and AI leaders, also have the second and third largest Cloud offerings.

A lot of these technologies and new software platforms are being designed and implemented by IT service companies. We have exposure to this trend through Cognizant Technologies, an IT service company that has been accelerating its revenue growth through its exposure to digital services while at the same time expanding its margins.

Furthermore, all these technologies require households and businesses to have internet and data connectivity. The infrastructure providers of this connectivity tend to have dominant market positions with significant barriers to entry and should see years of future growth. Our positions in cable provider Charter and cell tower and fiber provider Crown Castle offer exposure to this theme at what we view as attractive valuations.

While the economy looks very strong, we are carefully monitoring risks as we enter the back end of the economic cycle. As we have already seen, volatility is on the rise and we expect that to continue. While volatility can be disconcerting, it also provides us with opportunities to make compelling investments in reasonably priced, competitively advantaged companies that can generate significant free cash flow and have clear opportunities for long-term growth.

On the fixed income side, the duration of the Bloomberg Barclays U.S. Aggregate Index (a proxy for the investment grade market) continues to hover near all-time highs, and rising interest rates, possibly combined with widening spreads, could create a headwind for longer dated bonds. As such, we are carefully managing our interest rate risk and continue to look for attractive shorter-dated investments in the high yield and convertible bond markets.

If you are not currently receiving our quarterly shareholder letters and outlooks by email and would like to, please email contact@osterweis.com or call (800) 700-3316 to be added to our distribution list.

Sincerely,

John Osterweis

*	Jefferies LLC, Consumer Products: Brands Still Matter, But Brand Owners Might Need A Software Upgrade, Akshay Jagdale and Stephanie Wissink, 3/20/18.
____________________

This commentary contains the current opinions of the author as of the date above, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

For a listing of securities held in the Funds, see the Schedules of Investments.

Osterweis Fund | Portfolio Managers’ Review

Performance Summary

For the period of April 1, 2017 to March 31, 2018, the Osterweis Fund (the “Fund”) generated a total return of 5.94% versus 13.99% for the S&P 500 Index (the “S&P 500”). (Please see standardized performance in the table following this review.)

Market Review

The past 12 months have been a tale of two markets. The final three quarters of 2017 were relatively uneventful and prosperous – volatility was near all-time lows and the major indexes all finished up for the year. But conditions changed in January, as volatility became the new normal and returns decreased across the board. The steady drumbeat of attention-grabbing headlines from Washington, D.C. rattled investors throughout the quarter.

Portfolio Review

For the twelve months ending March 31, 2018, the Fund trailed the S&P 500. Our cash holding, which averaged 7% during the timespan, accounted for some of the underperformance, but reflected our conservative approach to investing during the late stages of a bull market.

Besides the cash drag, sector weighting also contributed to our negative relative performance. Notably, our exposure to the best performing sector in the S&P 500, Information Technology, was only about half that of the benchmark. In addition, our significantly higher weight in Energy also set the Fund back in relation to the S&P 500. In absolute terms, all sectors except Energy were positive contributors to the Fund’s performance, and of these, half enjoyed double digit returns.

Finally, although our equities generated a solid return, they lagged the benchmark due to our security selection. Our holdings within the Health Care sector, despite yielding a positive absolute return, had a negative impact relative to the S&P 500, particularly our investment in Allergan preferred stock. Security selection in Energy also weighed on relative performance. However, our picks within Industrials and Consumer Staples, including a markedly strong year from Boeing, helped to counter the underperformance in other sectors.

As stock market leadership becomes increasingly concentrated in fewer and fewer stocks it may continue to be difficult to perform as well as the averages. But when these popular leaders ultimately reverse and subsequently lead the market down, our relative performance could see a material improvement.

Outlook & Portfolio Positioning

While the economy looks very strong, we are carefully monitoring risks as we enter the back end of the economic cycle. As we have already seen, volatility is on the rise and we expect that to continue. While volatility can be disconcerting, it also provides us with opportunities to make compelling investments in reasonably priced, competitively advantaged companies at lower entry points. Our focus in the near term is to position the Fund somewhat conservatively in very high quality companies that should be able to grow regardless of the economy’s overall ebb and flow, and thus hold up better than the average company when we inevitably enter a bear market.

____________________

The Osterweis Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Osterweis Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2018
					Since Inception
	1 Yr.	5 Yr.	10 Yr.	15 Yr.	(October 1, 1993)
Osterweis Fund	5.94%	6.14%	6.69%	8.69%	10.05%
S&P 500 Index	13.99	13.31	9.49	10.10	9.51
Gross Expense Ratio as of 3/31/2017: 1.14%1
[1]
As of most recent Prospectus dated June 30, 2017.  Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.  As of January 1, 2018, the Adviser has contractually agreed to waive certain fees through January 1, 2020.  The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 1993 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Asset/Sector Allocation (% of Net Assets)

Equities are classified by GICS sector.  Bonds are classified by bond type.

Top Ten Equity Holdings (% of Net Assets)
Alphabet, Inc. – Class C	5.7%
Enterprise Products Partners L.P.	5.6
Novartis AG – ADR	4.1
Bayer AG – ADR	4.1
JPMorgan Chase & Co.	4.0
Crown Castle International Corp. – REIT	3.9
Microsoft Corp.	3.6
Pentair Plc	3.4
US Foods Holding Corp.	3.3
NextEra Energy, Inc.	3.2
Total	40.9%

Fund holdings are subject to change.

Osterweis Fund | Schedule of Investments at March 31, 2018

Shares		Value
Common Stocks: 87.2%

Aerospace & Defense: 3.1%
15,120	Boeing Co.	$4,957,546

Banks: 4.0%
58,780	JPMorgan Chase & Co.	6,464,037

Capital Markets: 1.6%
68,260	Brookfield Asset
	Management, Inc. – Class A	2,662,140

Chemicals: 5.8%
69,930	DowDuPont, Inc.	4,455,240
103,065	RPM International, Inc.	4,913,109
		9,368,349
Commercial Services & Supplies: 2.4%
53,805	Waste Connections, Inc.	3,859,971

Diversified Consumer Services: 3.0%
96,960	ServiceMaster
	Global Holdings, Inc.[1]	4,930,416

Electric Utilities: 3.2%
32,045	NextEra Energy, Inc.	5,233,910

Equity Real Estate Investment Trusts – REITS: 3.9%
57,575	Crown Castle International Corp.	6,310,796

Food & Staples Retailing: 3.3%
161,405	US Foods Holding Corp.[1]	5,289,242

Food Products: 2.1%
44,107	Post Holdings, Inc.[1]	3,341,546

Health Care Equipment & Supplies: 7.8%
49,725	Danaher Corp.	4,868,575
110,445	Hologic, Inc.[1]	4,126,225
14,010	Teleflex, Inc.	3,572,270
		12,567,070
Hotels, Restaurants & Leisure: 1.2%
34,160	Starbucks Corp.	1,977,522

Insurance: 3.0%
35,590	Chubb Ltd.	4,867,644

Internet Software & Services: 8.1%
8,877	Alphabet, Inc. – Class C1	9,159,200
24,595	Facebook, Inc. – Class A1	3,930,035
		13,089,235
IT Services: 2.1%
21,565	Cognizant Technology
	Solutions Corp. – Class A	1,735,982
14,250	Visa, Inc. – Class A	1,704,585
		3,440,567
Machinery: 3.4%
80,295	Pentair Plc	5,470,498

Media: 2.3%
12,080	Charter Communications,
	Inc. – Class A1	3,759,538

Mortgage Real Estate Investment
Trusts – REITS: 1.2%
100,085	Hannon Armstrong Sustainable
	Infrastructure Capital, Inc.	1,951,657

Pharmaceuticals: 10.7%
231,970	Bayer AG – ADR	6,554,312
32,850	Johnson & Johnson	4,209,728
81,105	Novartis AG – ADR	6,557,339
		17,321,379
Professional Services: 2.3%
77,985	IHS Markit Ltd.[1]	3,761,996

Semiconductors &
Semiconductor Equipment: 4.4%
53,660	Intel Corp.	2,794,613
46,845	Microchip Technology, Inc.	4,279,759
		7,074,372
Software: 3.6%
63,130	Microsoft Corp.	5,761,875

Trading Companies & Distributors: 4.7%
96,721	Air Lease Corp.	4,122,249
124,950	Univar, Inc.[1]	3,467,363
		7,589,612
Total Common Stocks
(Cost $108,445,044)		141,050,918

Partnerships & Trusts: 8.5%

Hotels, Restaurants & Leisure: 2.9%
73,426	Cedar Fair L.P.	4,690,453

Oil, Gas & Consumable Fuels: 5.6%
371,935	Enterprise Products Partners L.P.	9,104,969

Total Partnerships & Trusts
(Cost $4,339,934)		13,795,422

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Schedule of Investments at March 31, 2018

Principal
Amount	Value
Bonds: 1.3%
Corporate Bonds: 1.3%

Food Products: 1.3%
Tyson Foods, Inc.
$2,000,000	2.342% (3 Month LIBOR
USD + 0.450%), 08/21/2020[2]	$2,003,747

Total Corporate Bonds
(Cost $2,001,018)	2,003,747

Total Bonds
(Cost $2,001,018)	2,003,747

Shares
Short-Term Investments: 3.2%

Money Market Funds: 3.2%
5,216,366	Federated U.S. Treasury
Cash Reserves – Class I, 1.449%[3]	5,216,366

Total Money Market Funds
(Cost $5,216,366)	5,216,366

Total Short-Term Investments
(Cost $5,216,366)	5,216,366

Total Investments in Securities: 100.2%
(Cost $120,002,362)	162,066,453
Liabilities in Excess of Other Assets: (0.2)%	(260,270)
Total Net Assets: 100.0%	$161,806,183

ADR – American Depositary Receipt
LIBOR – London Interbank Offered Rate
REITS – Real Estate Investment Trust
USD – United States Dollar
[1]	Non-income producing security.
[2]	Variable rate security; rate shown is the rate in effect on March 31, 2018.
[3]	Annualized seven-day yield as of March 31, 2018.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Portfolio Managers’ Review

Performance Summary

For the twelve-month period ending March 31, 2018, the Osterweis Strategic Income Fund (the “Fund”) generated a total return of 4.64%, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the “BC Agg”), which returned 1.20% over the same period. (Please see standardized performance in the table following this review.) The Fund also outperformed the Bloomberg Barclays U.S. Universal Bond Index (the “BC Univ”), which returned 1.52% over the same period1.

Market Review

The past year was an extension of the benign, post-Crisis credit cycle, featuring no major disruptions or concerns. The economy continued to expand at a measured pace, unemployment remained low, and inflation was largely under control (though inflationary pressures are beginning to mount). The Federal Reserve raised rates three times, but that was announced well in advance and did not cause distress in the markets. The biggest challenge during the past year was the steady drumbeat of attention-grabbing headlines from Washington, D.C., which put more than a few scares into the market, particularly during the first quarter, but so far they have not carried much lasting impact.

Portfolio Review

For the twelve months ending March 31, 2018, issue selection and sector allocation were the biggest reasons we outperformed our benchmark, adding over 465 basis points (4.65%) of value versus the BC Univ. However, the positive impact was diminished modestly by our interest rate exposure (i.e., duration).

Issue selection was the Fund’s largest contributor to relative performance, particularly our high yield securities, which generated a return that exceeded the benchmark counterpart by about 260 basis points. Additionally, during the past year the Fund delivered positive absolute returns within all sectors. Our convertible preferred stock investments also produced a sizeable gain of almost 30% and contributed nicely to absolute performance.

Also considerably boosting the Fund’s relative performance was our favorable sector allocation. Within the BC Univ, high yield outperformed all but one sector, and we were significantly overweight high yield. During the past year, the Fund’s high yield weighting averaged around 70% (staying within a range of approximately +/- 5%) versus just 6% for the benchmark, creating a substantial return advantage for the Fund. In addition, our modest allocation to convertible securities as well as our underweighting in the investment grade sector further gave the Fund a leg up versus the benchmark. Our above-average allocation to cash during the year also proved to be auspicious. The rise in short-term interest rates has allowed us to invest our cash in high quality U.S. Treasury bills and 30-day commercial paper.

One area of underperformance for the Fund was our interest rate exposure. Over the course of the past year, the Treasury yield curve flattened, with yields on the short end rising substantially compared to the longer end (in fact, the 30-year yield declined). Longer term bonds, both government and corporate, generally performed better than shorter term bonds. Since we maintain a shorter overall duration profile than the benchmark, the flattening curve detracted from relative performance.

Outlook & Portfolio Positioning

The duration of the BC Agg (a proxy for the investment grade market) is hovering near all-time highs, so even a modest rise in long-term rates could create a headwind for longer dated bonds. However, we welcome the opportunity that the rise in short-term rates has provided us to invest our cash in U.S. Treasury bills and 30-day commercial paper. It is always nice to find new areas of the market where we can earn a healthy risk-adjusted rate of return with high quality assets while maintaining a defensive posture. In this slow growth economy, we continue to look for attractive investments in the high yield and convertible bond market and hope to continue to take advantage of any future bouts of volatility by putting capital to work prudently.

____________________

[1]	The Bloomberg Barclays U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Strategic Income Fund | Portfolio Managers’ Review

The Osterweis Strategic Income Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small- and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may invest in municipal securities which are subject to the risk of default.

Strategic Income Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2018
						Since Inception
	1 Yr.	3 Yr.	5 Yr.	10 Yr.	15 Yr.	(August 30, 2002)
Osterweis Strategic Income Fund	4.64%	4.64%	4.15%	6.28%	6.63%	6.83%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20	1.20	1.82	3.63	3.95	4.10
Gross Expense Ratio as of 3/31/2017: 0.88%1
[1]	As of most recent Prospectus dated June 30, 2017. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 30, 2002 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Asset Allocation (% of Net Assets)

Top Ten Holdings (% of Net Assets)
Rite Aid Corp., 9.250%	3.2%
United States Treasury Bill, 1.652%	2.5
Lundin Mining Corp., 7.875%	1.7
Carrols Restaurant Group, Inc., 8.000%	1.4
Blue Bird Corp., 7.625%	1.3
Mallinckrodt International Finance SA, 3.500%	1.3
Centene Corp., 5.625%	1.3
AK Steel Corp., 7.625%	1.3
Michael Baker International LLC, 8.750%	1.3
Shearer’s Foods LLC, 9.000%	1.2
Total	16.5%

Fund holdings are subject to change.

Strategic Income Fund | Schedule of Investments at March 31, 2018

Shares		Value
Convertible Preferred Stocks: 2.2%

Machinery: 1.3%
390,000	Blue Bird Corp., 7.625%[1]	$79,751,100

Road & Rail: 0.9%
490,000	Daseke, Inc., 7.625%[1]	54,951,393

Total Convertible Preferred Stocks
(Cost $88,000,000)		134,702,493

Principal
Amount
Bonds: 78.7%
Corporate Bonds: 73.0%

Aerospace & Defense: 2.7%
	ADS Tactical, Inc.
$67,645,000	9.000%, 12/31/2022[1,2,6]	66,587,235
	Kratos Defense &
	Security Solutions, Inc.
31,250,000	6.500%, 11/30/2025[1]	32,382,812
	TransDigm, Inc.
63,747,000	5.500%, 10/15/2020	64,225,103
		163,195,150
Air Freight & Logistics: 1.1%
	XPO Logistics, Inc.
60,686,000	6.500%, 06/15/2022[1]	62,810,010
2,500,000	6.125%, 09/01/2023[1]	2,590,625
		65,400,635
Airlines: 1.6%
	Allegiant Travel Co.
66,102,000	5.500%, 07/15/2019	67,424,040
	United Continental Holdings, Inc.
30,700,000	4.250%, 10/01/2022	30,124,375
		97,548,415
Auto Components: 0.4%
	American Axle &
	Manufacturing, Inc.
21,500,000	6.250%, 03/15/2026	21,386,050

Automobiles: 0.3%
	Jaguar Land Rover Automotive Plc
20,000,000	4.250%, 11/15/2019[1]	20,199,800

Beverages: 1.1%
	Beverages & More, Inc.
60,000,000	11.500%, 06/15/2022[1]	55,350,000
	Cott Holdings, Inc.
14,050,000	5.500%, 04/01/2025[1]	13,909,500
		69,259,500
Building Products: 1.7%
	Cleaver-Brooks, Inc.
46,060,000	7.875%, 03/01/2023[1]	47,959,975
	Griffon Corp.
56,798,000	5.250%, 03/01/2022	57,241,024
		105,200,999
Capital Markets: 1.5%
	Donnelley Financial Solutions, Inc.
31,000,000	8.250%, 10/15/2024	32,898,750
	Oppenheimer Holdings, Inc.
59,000,000	6.750%, 07/01/2022	60,917,500
		93,816,250
Chemicals: 2.2%
	CF Industries, Inc.
2,728,000	7.125%, 05/01/2020	2,918,960
	Consolidated Energy Finance SA
24,493,000	6.750%, 10/15/2019[1]	24,799,163
66,725,000	5.875% (3 Month LIBOR
	USD + 3.750%), 06/15/2022[1,3]	66,703,730
34,500,000	6.875%, 06/15/2025[1]	36,225,000
		130,646,853
Commercial Services & Supplies: 7.6%
	Conduent Finance, Inc. /
	Xerox Business Services LLC
44,500,000	10.500%, 12/15/2024[1]	52,343,125
	GFL Environmental, Inc.
69,040,000	9.875%, 02/01/2021[1]	73,009,800
49,000,000	5.625%, 05/01/2022[1]	49,245,000
	Harland Clarke Holdings Corp.
59,000,000	8.375%, 08/15/2022[1]	60,180,000
	LSC Communications, Inc.
60,441,000	8.750%, 10/15/2023[1]	62,423,465
	Quad/Graphics, Inc.
61,528,000	7.000%, 05/01/2022	63,989,120
	R.R. Donnelley & Sons Co.
26,875,000	7.875%, 03/15/2021	28,015,844
22,311,000	8.875%, 04/15/2021	23,789,103
12,428,000	7.000%, 02/15/2022	12,940,655
20,200,000	6.500%, 11/15/2023	19,998,000
	Waste Pro USA, Inc.
4,500,000	5.500%, 02/15/2026[1]	4,455,000
	Wrangler Buyer Corp.
10,000,000	6.000%, 10/01/2025[1]	9,875,000
		460,264,112
Construction & Engineering: 1.8%
	Michael Baker International LLC
79,000,000	8.750%, 03/01/2023[1]	76,235,000

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2018

Principal
Amount		Value
Construction & Engineering: 1.8% (Continued)
	Tutor Perini Corp.
$5,760,000	2.875%, 06/15/2021	$6,097,427
24,000,000	6.875%, 05/01/2025[1]	24,780,000
		107,112,427
Construction Materials: 0.2%
	Vulcan Materials Co.
15,000,000	2.725% (3 Month LIBOR
	USD + 0.600%), 06/15/2020[3]	14,982,395

Consumer Finance: 4.2%
	Ally Financial, Inc.
49,000,000	3.250%, 11/05/2018	49,122,500
71,349,000	8.000%, 12/31/2018	73,757,029
	Enova International, Inc.
66,224,000	9.750%, 06/01/2021	70,031,880
34,000,000	8.500%, 09/01/2024[1]	36,040,000
	EZCORP, Inc.
17,235,000	2.875%, 07/01/2024[1]	25,323,247
		254,274,656
Electrical Equipment: 0.9%
	Power Solutions International, Inc.
53,000,000	6.500%, 01/01/2019
	(Next step-up: 7.500%,
	10/01/2018)[1,2,5,6]	53,338,193

Food & Staples Retailing: 5.9%
	BI-LO LLC
95,593,622	8.625% Cash or 9.375% PIK,
	09/15/2018[1,6,9]	54,727,349
	Cumberland Farms, Inc.
9,500,000	6.750%, 05/01/2025[1]	9,903,750
	KeHE Distributors LLC
70,507,000	7.625%, 08/15/2021[1]	69,096,860
	Rite Aid Corp.
192,212,000	9.250%, 03/15/2020	192,740,583
	Tops Holding / Tops Markets II
61,582,000	9.000%, 03/15/2021[1,2,6,9]	28,943,540
		355,412,082
Food Products: 4.7%
	Dean Foods Co.
71,111,000	6.500%, 03/15/2023[1]	67,822,116
	Hearthside Group Holdings LLC
66,325,000	6.500%, 05/01/2022[1]	66,490,812
	Shearer’s Foods LLC
73,934,000	9.000%, 11/01/2019[1]	75,597,515
	Simmons Foods, Inc.
71,329,000	5.750%, 11/01/2024[1]	64,820,229
	Tyson Foods, Inc.
10,000,000	2.342% (3 Month LIBOR
	USD + 0.450%), 08/21/2020[3]	10,018,737
		284,749,409
Health Care Providers & Services: 1.9%
	Centene Corp.
75,508,000	5.625%, 02/15/2021	77,773,240
	HCA, Inc.
36,927,000	3.750%, 03/15/2019	37,159,640
		114,932,880
Hotels, Restaurants & Leisure: 2.5%
	Carrols Restaurant Group, Inc.
78,661,000	8.000%, 05/01/2022	82,200,745
	Scientific Games International, Inc.
60,577,000	10.000%, 12/01/2022	65,461,021
		147,661,766
Household Durables: 1.9%
	American Greetings Corp.
42,300,000	7.875%, 02/15/2025[1]	42,828,750
	AV Homes, Inc.
14,500,000	6.625%, 05/15/2022	14,829,440
	The New Home Co., Inc.
57,684,000	7.250%, 04/01/2022	60,135,570
		117,793,760
Industrial Conglomerates: 1.5%
	Icahn Enterprises L.P. /
	Icahn Enterprises Finance Corp.
58,109,000	6.000%, 08/01/2020	59,307,498
28,700,000	6.250%, 02/01/2022	29,274,000
		88,581,498
IT Services: 2.8%
	Alliance Data Systems Corp.
71,021,000	6.375%, 04/01/2020[1]	71,021,000
23,943,000	5.875%, 11/01/2021[1]	24,481,717
10,000,000	5.375%, 08/01/2022[1]	10,050,000
	Unisys Corp.
57,365,000	10.750%, 04/15/2022[1]	64,750,744
		170,303,461
Leisure Products: 1.0%
	American Outdoor Brands Corp.
63,250,000	5.000%, 08/28/2020[1,2]	63,250,000

Machinery: 2.1%
	Navistar International Corp.
64,250,000	6.625%, 11/01/2025[1]	64,410,625

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2018

Principal
Amount		Value
Machinery: 2.1% (Continued)
	Wabash National Corp.
$6,750,000	5.500%, 10/01/2025[1]	$6,598,125
	Waterjet Holdings, Inc.
55,948,000	7.625%, 02/01/2020[1]	57,234,804
		128,243,554
Media: 3.7%
	DISH DBS Corp.
29,019,000	4.250%, 04/01/2018	29,019,000
74,044,000	5.125%, 05/01/2020	74,236,514
	MDC Partners, Inc.
14,570,000	6.500%, 05/01/2024[1]	14,242,175
	Meredith Corp.
57,200,000	6.875%, 02/01/2026[1]	58,844,500
	NAI Entertainment Holdings
36,163,000	5.000%, 08/01/2018[1]	36,235,326
	Salem Media Group, Inc.
12,000,000	6.750%, 06/01/2024[1]	11,550,000
		224,127,515
Metals & Mining: 6.6%
	AK Steel Corp.
74,700,000	7.625%, 10/01/2021	76,941,000
	Century Aluminum Co.
67,377,000	7.500%, 06/01/2021[1]	68,892,983
	Coeur Mining, Inc.
31,000,000	5.875%, 06/01/2024	30,961,250
	Hecla Mining Co.
69,655,000	6.875%, 05/01/2021	71,222,238
	Lundin Mining Corp.
100,000,000	7.875%, 11/01/2022[1]	106,125,000
	Northwest Acquisitions ULC /
	Dominion Finco, Inc.
9,500,000	7.125%, 11/01/2022[1]	9,713,750
	Real Alloy Holding, Inc.
27,962,000	10.000%, 05/16/2018[1,2,6]	19,922,925
21,768,000	10.000%, 01/15/2019[1,6,9]	15,509,700
		399,288,846
Oil, Gas & Consumable Fuels: 4.5%
	Calumet Specialty
	Products Partners L.P.
13,293,000	6.500%, 04/15/2021	12,960,675
12,014,000	7.625%, 01/15/2022	11,953,930
47,758,000	7.750%, 04/15/2023	47,399,815
	Genesis Energy L.P. / Genesis
	Energy Finance Corp.
68,637,000	6.750%, 08/01/2022	70,781,906
	Global Partners /
	GLP Finance Corp.
52,571,000	6.250%, 07/15/2022	52,571,000
	NGL Energy Partners L.P.
46,190,000	5.125%, 07/15/2019	46,190,000
27,380,000	6.875%, 10/15/2021	27,414,225
	Sunoco LP / Sunoco Finance Corp.
3,000,000	4.875%, 01/15/2023[1]	2,898,750
		272,170,301
Paper & Forest Products: 0.6%
	Resolute Forest Products, Inc.
33,436,000	5.875%, 05/15/2023	34,230,105

Pharmaceuticals: 1.3%
	Mallinckrodt International
	Finance SA
78,969,000	3.500%, 04/15/2018	78,937,412

Road & Rail: 1.1%
	Herc Rentals, Inc.
63,200,000	7.500%, 06/01/2022[1]	67,782,000

Specialty Retail: 1.1%
	Caleres, Inc.
53,632,000	6.250%, 08/15/2023	55,844,320
	Penske Automotive Group, Inc.
9,663,000	3.750%, 08/15/2020	9,687,158
		65,531,478
Thrifts & Mortgage Finance: 1.0%
	Nationstar Mortgage LLC
59,477,000	9.625%, 05/01/2019	60,607,063

Tobacco: 0.7%
	Alliance One International, Inc.
44,000,000	9.875%, 07/15/2021	42,845,000

Trading Companies & Distributors: 0.8%
	Fly Leasing Ltd.
6,540,000	6.375%, 10/15/2021	6,809,775
10,000,000	5.250%, 10/15/2024	9,700,000
	Intrepid Aviation
	Group Holdings LLC
33,480,000	6.875%, 02/15/2019[1]	33,145,200
		49,654,975
Total Corporate Bonds
(Cost $4,481,439,362)		4,422,728,540

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2018

Principal
Amount		Value
Convertible Bonds: 5.3%

Auto Components: 0.3%
	Horizon Global Corp.
$20,433,000	2.750%, 07/01/2022	$16,850,114

Consumer Finance: 0.2%
	EZCORP, Inc.
9,025,000	2.125%, 06/15/2019	9,534,055

Electronic Equipment, Instruments & Components: 0.3%
	OSI Systems, Inc.
20,000,000	1.250%, 09/01/2022	18,250,000

Equity Real Estate Investment Trusts – REITS: 0.2%
	Vereit, Inc.
13,350,000	3.000%, 08/01/2018	13,366,688

Health Care Providers & Services: 0.6%
	Aceto Corp.
42,164,000	2.000%, 11/01/2020	37,211,796

Internet Software & Services: 0.9%
	Nutanix, Inc.
4,000,000	N/A, 01/15/2023[10]	4,823,212
	Web.com Group, Inc.
51,264,000	1.000%, 08/15/2018	51,008,142
		55,831,354
IT Services: 0.6%
	Unisys Corp.
28,455,000	5.500%, 03/01/2021	37,520,393

Machinery: 1.3%
	Chart Industries, Inc.
16,000,000	1.000%, 11/15/2024[1]	18,775,104
	Navistar International Corp.
61,345,000	4.500%, 10/15/2018	62,280,511
		81,055,615
Metals & Mining: 0.5%
	Cleveland-Cliffs, Inc.
27,000,000	1.500%, 01/15/2025	29,202,822

Semiconductors & Semiconductor Equipment: 0.4%
	Microchip Technology, Inc.
3,000,000	1.625%, 02/15/2027	3,561,666
	Rambus, Inc.
5,000,000	1.375%, 02/01/2023[1]	4,943,250
	Synaptics, Inc.
13,000,000	0.500%, 06/15/2022[1]	12,293,125
		20,798,041
Total Convertible Bonds
(Cost $309,399,803)		319,620,878

Private Mortgage Backed Obligations: 0.4%

Diversified Financial Services: 0.4%
	HAS Capital Income
	Opportunity Fund II
21,807,000	8.000%, 12/31/2024 (Cost
	$21,807,000, Acquisition Date
	06/10/2016, 09/19/2016)[2,6,7]	21,807,000

Total Private Mortgage Backed Obligations
(Cost $21,807,000)		21,807,000

Total Bonds
(Cost $4,812,646,165)		4,764,156,418

Senior Corporate Notes: 0.1%

Metals & Mining: 0.1%
	Real Alloy Holding, Inc.
6,579,521	11.500%, 05/21/2018 (Cost
	$6,579,521, Acquisition Date
	11/21/2017)[2,6,7]	6,579,521

Total Senior Corporate Notes
(Cost $6,579,521)		6,579,521

Shares
Short-Term Investments: 16.0%

Money Market Funds: 6.9%
209,572,677	Federated U.S. Treasury
	Cash Reserves – Class I, 1.449%[4]	209,572,677
209,572,677	Morgan Stanley Institutional
	Liquidity Funds – Treasury
	Securities Portfolio, 1.460%[4]	209,572,677
		419,145,354
Total Money Market Funds: 6.9%
(Cost $419,145,354)		419,145,354

Principal
Amount
Commercial Paper: 6.6%

Aerospace & Defense: 0.4%
	Rockwell Collins, Inc.
$25,000,000	2.063%, 04/02/2018[1,8]	24,994,447

Chemicals: 0.4%
	Ecolab, Inc.
25,000,000	2.335%, 04/20/2018[1,8]	24,966,985

Commercial Services & Supplies: 1.3%
	Waste Management, Inc.
30,000,000	2.120%, 04/09/2018[1,8]	29,980,704
49,000,000	2.344%, 04/17/2018[1,8]	48,944,037
		78,924,741

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2018

Principal
Amount		Value
Computers & Peripherals: 0.8%
	HP, Inc.
$25,000,000	2.405%, 04/20/2018[1,8]	$24,971,950
25,000,000	2.505%, 04/23/2018[1,8]	24,967,743
		49,939,693
Diversified Telecommunications: 0.5%
	Verizon Communications, Inc.
30,000,000	2.121%, 04/05/2018[1,8]	29,988,188

Electrical Equipment: 0.3%
	Molex Electronic Technologies LLC
17,000,000	2.456%, 04/23/2018[1,8]	16,971,620

Electric Utilities: 0.4%
	AVANGRID, Inc.
25,000,000	2.043%, 04/03/2018[1,8]	24,993,031

Food Products: 0.8%
	Mondolez International, Inc.
50,000,000	2.073%, 04/06/2018[1,8]	49,977,400

Health Care Providers & Services: 0.9%
	Humana, Inc.
29,000,000	2.204%, 04/04/2018[1,8]	28,989,463
28,000,000	3.046%, 04/27/2018[1,8]	27,940,904
		56,930,367
Semiconductors & Semiconductor Equipment: 0.3%
	Lam Research Corp.
19,000,000	2.164%, 04/02/2018[1,8]	18,991,209

Specialty Retail: 0.5%
	AutoZone, Inc.
30,000,000	2.053%, 04/06/2018[1,8]	29,986,440

Total Commercial Paper
(Cost $406,704,816)		406,664,121

United States Government Securities: 2.5%

	United States Treasury Bill
150,000,000	1.652%, 4/12/2018[8]	149,932,044

Total United States Government Securities
(Cost $149,924,375)		149,932,044

Total Short-Term Investments
(Cost $975,774,545)		975,741,519

Total Investments in Securities: 97.0%
(Cost $5,883,000,231)		5,881,179,951
Other Assets in Excess of Liabilities: 3.0%		176,849,193
Total Net Assets: 100.0%		$6,058,029,144

LIBOR – London Interbank Offered Rate
PIK – Payment-in-kind. Represents the security may pay interest in additional par.
USD – United States Dollar
[1]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At March 31, 2018, the value of these securities amounted to $2,821,034,018, or 46.6% of net assets.

[2]	Security is fair valued under supervision of the Board of Trustees and categorized as a Level 3 security. Significant unobservable inputs were used to determine fair value (see Note 2A).
[3]	Variable rate security; rate shown is the rate in effect on March 31, 2018.
[4]	Annualized seven-day yield as of March 31, 2018.
[5]	Step-up bond; rate shown is the rate in effect on March 31, 2018.
[6]	All or a portion of this security is considered illiquid. As of March 31, 2018, the value of illiquid securities was $267,415,463 or 4.4% of net assets.
[7]	Security considered restricted. As of March 31, 2018, the value of the security was $28,386,521 or 0.5% of net assets.
[8]	Rate represents the yield to maturity from purchase price.
[9]	Security is in default. Coupon income is not being accrued.
[10]	Zero coupon security.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Strategic Investment Fund (the “Fund”) generated a total return of 5.86% for the twelve-month period ending March 31, 2018, underperforming its blended benchmark, composed of 60% S&P 500 Index (the S&P 500) and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the BC Agg), which returned 8.81% over the same period. (Please see standardized performance in the table following this review.) The Fund also underperformed a blended benchmark composed of 60% S&P 500 and 40% Bloomberg Barclays U.S. Universal Bond Index (the BC Univ), which returned 8.94% over the same period1.

Market Review

The biggest challenge for both equity and fixed income investors during the past year was the steady drumbeat of attention-grabbing headlines from Washington, D.C., particularly during the first quarter, but so far they have not carried much lasting impact.

On the equity side, the past 12 months have been a tale of two markets. The final three quarters of 2017 were relatively uneventful and prosperous – volatility was near all-time lows and the major indexes all finished up for the year. But conditions changed in January, as volatility became the new normal and returns decreased across the board.

For fixed income, the past year was an extension of the benign, post-Crisis credit cycle, featuring no major disruptions or concerns. The economy continued to expand at a measured pace, unemployment remained low, and inflation was largely under control (though inflationary pressures are beginning to mount). The Federal Reserve raised rates three times, but that was announced well in advance and did not cause distress in the markets.

Portfolio Review

During the twelve-month period, on average 57% of the Fund was allocated to equities, 41% to fixed income, and the rest to cash. Our underweighted equity and overweighted cash allocations versus the 60/40 blended benchmark detracted from our relative performance and accounted for about a third of the Fund’s shortfall. We increased our equity allocation to 60% at the end of the period from 55% at the beginning, and decreased our fixed income holdings from 44% to 36%. Our cash increased from 1% to 4% during the period.

Equities

For the twelve months ending March 31, 2018, the Fund’s equities trailed the S&P 500. Although our stocks generated a solid return, they lagged the equity index due primarily to our security selection. Our holdings within Energy weighed most heavily on relative performance. Our picks within the Health Care sector, despite yielding a positive absolute return, had a negative impact relative to the S&P 500, particularly our investment in Allergan preferred stock. However, our picks within Industrials and Consumer Staples, including a markedly strong year from Boeing, helped to counter the underperformance in other sectors.

Sector weighting also contributed to our negative relative performance. Notably, our exposure to the best performing sector in the S&P 500, Information Technology, was only about half that of the index. In addition, our significantly higher weight in Energy also set the Fund back in relation to the S&P 500. In absolute terms, all sectors except Energy were positive contributors to the Fund’s performance, and of these, half enjoyed double digit returns.

Fixed Income

For the twelve months ending March 31, 2018, issue selection and sector allocation were the biggest reasons we outperformed the BC Univ, adding almost 445 basis points (4.45%) of value versus the fixed income index. However, the positive impact was diminished modestly by our interest rate exposure (i.e., duration).

____________________

[1]	The Bloomberg Barclays U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Strategic Investment Fund | Portfolio Managers’ Review

Issue selection was the largest contributor to relative performance, particularly our high yield securities, which generated a return that exceeded the index counterpart by about 235 basis points. Additionally, during the past year the Fund delivered positive absolute returns within all fixed income sectors. Our convertible preferred stocks and convertible securities also produced a sizeable gain and contributed nicely to absolute performance.

Also considerably boosting the Fund’s relative performance was our favorable sector allocation. Compared to the index we were significantly overweight high yield, which outperformed all but one sector in the BC Univ. During the past year, the Fund’s high yield weighting averaged around 90% of its fixed income holdings versus just 6% for the index, creating a substantial return advantage for the Fund. In addition, our modest allocation to convertible securities as well as our underweighting in the investment grade sector further gave the Fund a leg up versus the index.

One area of underperformance for the Fund was our interest rate exposure. Over the course of the past year, the Treasury yield curve flattened, with yields on the short end rising substantially compared to the longer end (in fact, the 30-year yield declined). Longer term bonds, both government and corporate, generally performed better than shorter term bonds. Since we maintain a shorter overall duration profile than the BC Univ, the flattening curve detracted from relative performance.

Outlook & Portfolio Positioning

While the economy looks very strong, we are carefully monitoring risks as we enter the back end of the economic cycle. As we have already seen, volatility is on the rise and we expect that to continue. While volatility can be disconcerting, it also provides us with opportunities to make compelling equity and fixed income investments in reasonably priced, competitively advantaged companies at lower entry points. Our focus in the near term is to position the Fund somewhat conservatively in very high quality companies that should be able to grow regardless of the economy’s overall ebb and flow, and thus hold up better than the average company when we inevitably enter a bear market.

In addition, we are carefully monitoring the interest rate environment for our fixed income portfolio. The duration of the Bloomberg Barclays U.S. Aggregate Index (a proxy for the investment grade market) is hovering near all-time highs, so even a modest rise in long-term rates could create a headwind for longer dated bonds. We continue to look for attractive investments in the high yield and convertible bond market.

____________________

The Osterweis Strategic Investment Fund may invest in small- and mid-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used. Investments in preferred securities have an inverse relationship with changes in the prevailing interest rate. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced.

Strategic Investment Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2018
				Since Inception
	1 Yr.	3 Yr.	5 Yr.	(August 31, 2010)
Osterweis Strategic Investment Fund	5.86%	3.29%	6.39%	9.26%
60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index	8.81	6.99	8.72	10.27
S&P 500 Index	13.99	10.78	13.31	15.35
Bloomberg Barclays U.S. Aggregate Bond Index	1.20	1.20	1.82	2.59
Gross Expense Ratio as of 3/31/2017: 1.15%1
[1]	As of most recent Prospectus dated June 30, 2017. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2010 (the Fund’s inception) and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Asset/Sector Allocation (% of Net Assets)

Equities are classified by GICS sector. Bonds are classified by bond type.

Top Ten Equity Holdings (% of Net Assets)
Alphabet, Inc. – Class C	3.4%
JPMorgan Chase & Co.	2.5
Enterprise Products Partners L.P.	2.4
US Foods Holding Corp.	2.2
Univar, Inc.	2.1
Microsoft Corp.	2.1
Charter Communications, Inc. – Class A	2.0
Bayer AG – ADR	2.0
Novartis AG – ADR	1.9
Chubb Ltd.	1.9
Total	22.5%

Top Ten Debt Holdings (% of Net Assets)
Blue Bird Corp., 7.625%	1.2%
Power Solutions International, Inc., 6.500%	1.1
KeHE Distributors LLC, 7.625%	1.1
Waterjet Holdings, Inc., 7.625%	0.8
Shearer’s Foods LLC, 9.000%	0.8
Global Partners / GLP Finance Corp., 6.250%	0.8
ADS Tactical, Inc., 9.000%	0.8
Unisys Corp., 5.500%	0.8
Rite Aid Corp., 9.250%	0.8
Calumet Specialty Products Partners L.P., 7.625%	0.8
Total	9.0%

Fund holdings are subject to change.

Strategic Investment Fund | Schedule of Investments at March 31, 2018

Shares		Value
Common Stocks: 53.0%

Aerospace & Defense: 1.4%
7,740	Boeing Co.	$2,537,791

Banks: 2.5%
39,880	JPMorgan Chase & Co.	4,385,604

Capital Markets: 1.2%
56,555	Brookfield Asset
	Management, Inc. – Class A	2,205,645

Chemicals: 3.3%
50,835	DowDuPont, Inc.	3,238,698
55,445	RPM International, Inc.	2,643,063
		5,881,761
Commercial Services & Supplies: 1.2%
30,765	Waste Connections, Inc.	2,207,081

Diversified Consumer Services: 1.4%
49,735	ServiceMaster
	Global Holdings, Inc.[1]	2,529,025

Electric Utilities: 1.6%
17,580	NextEra Energy, Inc.	2,871,341

Equity Real Estate Investment Trusts – REITS: 3.0%
30,535	Crown Castle International Corp.	3,346,941
112,890	VICI Properties, Inc.	2,068,145
		5,415,086
Food & Staples Retailing: 2.2%
121,170	US Foods Holding Corp.[1]	3,970,741

Food Products: 1.6%
37,785	Post Holdings, Inc.[1]	2,862,592

Health Care Equipment & Supplies: 4.2%
32,370	Danaher Corp.	3,169,347
47,035	Hologic, Inc.[1]	1,757,227
10,350	Teleflex, Inc.	2,639,043
		7,565,617
Hotels, Restaurants & Leisure: 1.0%
29,625	Starbucks Corp.	1,714,991

Insurance: 1.9%
25,120	Chubb Ltd.	3,435,662

Internet Software & Services: 4.8%
5,856	Alphabet, Inc. – Class C1	6,042,162
15,440	Facebook, Inc. – Class A1	2,467,158
		8,509,320
IT Services: 1.5%
22,755	Cognizant Technology
	Solutions Corp. – Class A	1,831,778
7,515	Visa, Inc. – Class A	898,944
		2,730,722
Machinery: 1.5%
38,305	Pentair Plc	2,609,720

Media: 2.0%
11,481	Charter Communications,
	Inc. – Class A1	3,573,117

Mortgage Real Estate Investment Trusts – REITS: 1.0%
89,235	Hannon Armstrong Sustainable
	Infrastructure Capital, Inc.	1,740,082

Pharmaceuticals: 6.2%
12,273	Allergan Plc	2,065,423
125,280	Bayer AG – ADR	3,539,786
16,170	Johnson & Johnson	2,072,185
42,790	Novartis AG – ADR	3,459,572
		11,136,966
Professional Services: 1.6%
59,805	IHS Markit Ltd.[1]	2,884,993

Semiconductors & Semiconductor Equipment: 2.3%
29,230	Intel Corp.	1,522,298
29,110	Microchip Technology, Inc.	2,659,490
		4,181,788
Software: 2.1%
40,695	Microsoft Corp.	3,714,233

Trading Companies & Distributors: 3.5%
57,230	Air Lease Corp.	2,439,143
135,920	Univar, Inc.[1]	3,771,780
		6,210,923
Total Common Stocks
(Cost $79,949,912)		94,874,801

Convertible Preferred Stocks: 1.8%

Machinery: 1.2%
10,000	Blue Bird Corp., 7.625%[2]	2,044,900

Road & Rail: 0.6%
10,000	Daseke, Inc., 7.625%[2]	1,121,457

Total Convertible Preferred Stocks
(Cost $2,000,000)		3,166,357

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2018

Shares		Value
Partnerships & Trusts: 5.0%

Hotels, Restaurants & Leisure: 1.7%
47,915	Cedar Fair L.P.	$3,060,810

Oil, Gas & Consumable Fuels: 3.3%
176,520	Enterprise Products Partners L.P.	4,321,210
25,775	Magellan Midstream Partners L.P.	1,503,971
		5,825,181
Total Partnerships & Trusts
(Cost $6,542,184)		8,885,991

Principal
Amount
Bonds: 35.5%
Corporate Bonds: 32.2%

Aerospace & Defense: 1.7%
	ADS Tactical, Inc.
$1,480,000	9.000%, 12/31/2022[2,5,6]	1,456,857
	Kratos Defense &
	Security Solutions, Inc.
1,000,000	6.500%, 11/30/2025[2]	1,036,250
	TransDigm, Inc.
500,000	5.500%, 10/15/2020	503,750
		2,996,857
Air Freight & Logistics: 0.3%
	XPO Logistics, Inc.
500,000	6.125%, 09/01/2023[2]	518,125

Airlines: 0.3%
	Allegiant Travel Co.
500,000	5.500%, 07/15/2019	510,000

Auto Components: 0.3%
	American Axle & Manufacturing, Inc.
500,000	6.250%, 03/15/2026	497,350

Beverages: 0.9%
	Beverages & More, Inc.
1,000,000	11.500%, 06/15/2022[2]	922,500
	Cott Holdings, Inc.
700,000	5.500%, 04/01/2025[2]	693,000
		1,615,500
Building Products: 0.8%
	Cleaver-Brooks, Inc.
500,000	7.875%, 03/01/2023[2]	520,625
	Griffon Corp.
1,000,000	5.250%, 03/01/2022	1,007,800
		1,528,425
Capital Markets: 1.2%
	Donnelley Financial Solutions, Inc.
1,000,000	8.250%, 10/15/2024	1,061,250
	Oppenheimer Holdings, Inc.
1,000,000	6.750%, 07/01/2022	1,032,500
		2,093,750
Chemicals: 0.6%
	CF Industries, Inc.
118,000	7.125%, 05/01/2020	126,260
	Consolidated Energy Finance SA
500,000	6.750%, 10/15/2019[2]	506,250
500,000	5.875% (3 Month LIBOR
	USD + 3.750%), 06/15/2022[2,3]	499,841
		1,132,351
Commercial Services & Supplies: 3.7%
	Conduent Finance, Inc. /
	Xerox Business Services LLC
500,000	10.500%, 12/15/2024[2]	588,125
	GFL Environmental, Inc.
500,000	9.875%, 02/01/2021[2]	528,750
1,000,000	5.625%, 05/01/2022[2]	1,005,000
	Harland Clarke Holdings Corp.
1,000,000	8.375%, 08/15/2022[2]	1,020,000
	LSC Communications, Inc.
1,000,000	8.750%, 10/15/2023[2]	1,032,800
	Quad/Graphics, Inc.
1,000,000	7.000%, 05/01/2022	1,040,000
	R.R. Donnelley & Sons Co.
250,000	8.875%, 04/15/2021	266,563
676,000	7.000%, 02/15/2022	703,885
	Waste Pro USA, Inc.
500,000	5.500%, 02/15/2026[2]	495,000
		6,680,123
Construction & Engineering: 1.3%
	Michael Baker International LLC
1,000,000	8.750%, 03/01/2023[2]	965,000
	Tutor Perini Corp.
250,000	2.875%, 06/15/2021	264,645
1,000,000	6.875%, 05/01/2025[2]	1,032,500
		2,262,145
Consumer Finance: 0.7%
	Enova International, Inc.
295,000	9.750%, 06/01/2021	311,963
	EZCORP, Inc.
600,000	2.875%, 07/01/2024[2]	881,575
		1,193,538

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2018

Principal
Amount		Value
Electrical Equipment: 1.1%
	Power Solutions International, Inc.
$2,000,000	6.500%, 01/01/2019
	(Next step-up: 7.500%,
	10/01/2018)[2,5,6,7]	$2,012,762

Food & Staples Retailing: 2.8%
	BI-LO LLC
222,409	8.625% Cash or 9.375% PIK,
	09/15/2018[2,6,9]	127,329
	Cumberland Farms, Inc.
500,000	6.750%, 05/01/2025[2]	521,250
	KeHE Distributors LLC
2,000,000	7.625%, 08/15/2021[2]	1,960,000
	Rite Aid Corp.
1,400,000	9.250%, 03/15/2020	1,403,850
	Tops Holding / Tops Markets II
2,292,000	9.000%, 03/15/2021[2,5,6,9]	1,077,240
		5,089,669
Food Products: 1.7%
	Dean Foods Co.
600,000	6.500%, 03/15/2023[2]	572,250
	Hearthside Group Holdings LLC
938,000	6.500%, 05/01/2022[2]	940,345
	Shearer’s Foods LLC
1,500,000	9.000%, 11/01/2019[2]	1,533,750
		3,046,345
Health Care Providers & Services: 0.6%
	Centene Corp.
1,000,000	5.625%, 02/15/2021	1,030,000

Hotels, Restaurants & Leisure: 0.4%
	Carrols Restaurant Group, Inc.
750,000	8.000%, 05/01/2022	783,750

Household Durables: 1.0%
	American Greetings Corp.
700,000	7.875%, 02/15/2025[2]	708,750
	AV Homes, Inc.
500,000	6.625%, 05/15/2022	511,360
	The New Home Co., Inc.
500,000	7.250%, 04/01/2022	521,250
		1,741,360
Industrial Conglomerates: 0.5%
	Icahn Enterprises L.P. /
	Icahn Enterprises Finance Corp.
900,000	6.000%, 08/01/2020	918,563

IT Services: 1.2%
	Alliance Data Systems Corp.
1,000,000	6.375%, 04/01/2020[2]	1,000,000
	Unisys Corp.
1,000,000	10.750%, 04/15/2022[2]	1,128,750
		2,128,750
Leisure Products: 0.4%
	American Outdoor Brands Corp.
750,000	5.000%, 08/28/2020[2,5]	750,000

Machinery: 1.3%
	Navistar International Corp.
750,000	6.625%, 11/01/2025[2]	751,875
	Waterjet Holdings, Inc.
1,500,000	7.625%, 02/01/2020[2]	1,534,500
		2,286,375
Media: 1.2%
	MDC Partners, Inc.
1,146,000	6.500%, 05/01/2024[2]	1,120,215
	Meredith Corp.
500,000	6.875%, 02/01/2026[2]	514,375
	Salem Media Group, Inc.
500,000	6.750%, 06/01/2024[2]	481,250
		2,115,840
Metals & Mining: 2.4%
	AK Steel Corp.
500,000	7.625%, 10/01/2021	515,000
	Coeur Mining, Inc.
500,000	5.875%, 06/01/2024	499,375
	Hecla Mining Co.
1,000,000	6.875%, 05/01/2021	1,022,500
	Lundin Mining Corp.
1,000,000	7.875%, 11/01/2022[2]	1,061,250
	Northwest Acquisitions ULC /
	Dominion Finco, Inc.
500,000	7.125%, 11/01/2022[2]	511,250
	Real Alloy Holding, Inc.
562,000	10.000%, 05/16/2018[2,5,6]	400,425
438,000	10.000%, 01/15/2019[2,6,9]	312,075
		4,321,875
Oil, Gas & Consumable Fuels: 3.1%
	Calumet Specialty
	Products Partners L.P.
100,000	6.500%, 04/15/2021	97,500
1,400,000	7.625%, 01/15/2022	1,393,000

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2018

Principal
Amount		Value
Oil, Gas & Consumable Fuels: 3.1% (Continued)
	Genesis Energy L.P. /
	Genesis Energy Finance Corp.
$1,250,000	6.750%, 08/01/2022	$1,289,062
	Global Partners / GLP Finance Corp.
1,500,000	6.250%, 07/15/2022	1,500,000
	NGL Energy Partners L.P.
750,000	5.125%, 07/15/2019	750,000
500,000	6.875%, 10/15/2021	500,625
		5,530,187
Paper & Forest Products: 0.1%
	Resolute Forest Products, Inc.
260,000	5.875%, 05/15/2023	266,175

Pharmaceuticals: 0.3%
	Mallinckrodt International
	Finance SA
500,000	3.500%, 04/15/2018	499,800

Road & Rail: 0.5%
	Herc Rentals, Inc.
800,000	7.500%, 06/01/2022[2]	858,000

Specialty Retail: 0.8%
	Caleres, Inc.
1,300,000	6.250%, 08/15/2023	1,353,625

Thrifts & Mortgage Finance: 0.4%
	Nationstar Mortgage LLC
750,000	9.625%, 05/01/2019	764,250

Tobacco: 0.5%
	Alliance One International, Inc.
1,000,000	9.875%, 07/15/2021	973,750

Trading Companies & Distributors: 0.1%
	Intrepid Aviation Group Holdings LLC
200,000	6.875%, 02/15/2019[2]	198,000

Total Corporate Bonds
(Cost $57,953,694)		57,697,240

Convertible Bonds: 2.9%

Auto Components: 0.5%
	Horizon Global Corp.
1,000,000	2.750%, 07/01/2022	824,652

Consumer Finance: 0.2%
	EZCORP, Inc.
350,000	2.125%, 06/15/2019	369,742

Electronic Equipment, Instruments & Components: 0.1%
	OSI Systems, Inc.
250,000	1.250%, 09/01/2022	228,125

Health Care Providers & Services: 0.6%
	Aceto Corp.
1,250,000	2.000%, 11/01/2020	1,103,186

IT Services: 0.8%
	Unisys Corp.
1,100,000	5.500%, 03/01/2021	1,450,446

Machinery: 0.1%
	Navistar International Corp.
100,000	4.500%, 10/15/2018	101,525

Metals & Mining: 0.3%
	Cleveland-Cliffs, Inc.
500,000	1.500%, 01/15/2025	540,793

Semiconductors & Semiconductor Equipment: 0.3%
	Synaptics, Inc.
500,000	0.500%, 06/15/2022[2]	472,812

Total Convertible Bonds
(Cost $4,954,374)		5,091,281

Private Mortgage Backed Obligations: 0.4%

Diversified Financial Services: 0.4%
	HAS Capital Income
	Opportunity Fund II
642,000	8.000%, 12/31/2024 (Cost
	$642,000, Acquisition Date
	06/10/2016, 09/19/2016)[5,6,8]	642,000

Total Private Mortgage Backed Obligations
(Cost $642,000)		642,000

Total Bonds
(Cost $63,550,068)		63,430,521

Senior Corporate Notes: 0.1%

Metals & Mining: 0.1%
	Real Alloy Holding, Inc.
132,305	11.500%, 05/21/2018 (Cost
	$132,305, Acquisition Date
	11/21/2017)[5,6,8]	132,305

Total Senior Corporate Notes
(Cost $132,305)		132,305

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2018

Shares	Value
Short-Term Investments: 2.8%

Money Market Funds: 2.8%
5,067,697	Federated U.S. Treasury Cash
Reserves – Class I, 1.449%[4]	$5,067,697

Total Money Market Funds
(Cost $5,067,697)	5,067,697

Total Short-Term Investments
(Cost $5,067,697)	5,067,697

Total Investments in Securities: 98.2%
(Cost $157,242,166)	175,557,672
Other Assets in Excess of Liabilities: 1.8%	3,298,198
Total Net Assets: 100.0%	$178,855,870

ADR – American Depositary Receipt
LIBOR – London Interbank Offered Rate
PIK – Payment-in-kind.  Represents the security may pay interest in additional par.
REITS – Real Estate Investment Trusts
USD – United States Dollar
[1]	Non-income producing security.
[2]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At March 31, 2018, the value of these securities amounted to $37,417,008, or 20.9% of net assets.

[3]	Variable rate security; rate shown is the rate in effect on March 31, 2018.
[4]	Annualized seven-day yield as of March 31, 2018.
[5]	Security is fair valued under supervision of the Board of Trustees and categorized as a Level 3 security. Significant unobservable inputs were used to determine fair value (see Note 2A).
[6]	All or a portion of this security is considered illiquid. As of March 31, 2018, the value of illiquid securities was $6,160,993 or 3.4% of net assets.
[7]	Step-up bond; rate shown is the rate in effect on March 31, 2018.
[8]	Security considered restricted. As of March 31, 2018, the value of the security was $774,305 or 0.4% of net assets.
[9]	Security is in default. Coupon income is not being accrued.

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Portfolio Managers’ Review

Performance Summary

For the period of April 1, 2017 to March 31, 2018, the Osterweis Emerging Opportunity Fund (the “Fund”) generated a total return of 31.21%, substantially outperforming the Russell 2000 Growth Index (the “Russell”), which returned 18.63% over the same period. (Please see standardized performance in the table following this review.)

Market Review

The past 12 months have been a tale of two markets. The final three quarters of 2017 were relatively uneventful and prosperous – volatility was near all-time lows and the major indexes all finished up for the year. But conditions changed in January, with volatility increasing significantly and returns decreasing across the board. One trend that did not change during the last 12 months is that in small caps, the Russell 2000 Growth Index significantly outperformed the Russell 2000 Value Index, finishing the period up 18.63% versus 5.13%.

Portfolio Review

During the 12 months ending March 31, 2018, the Fund significantly outperformed the Russell despite holding an average of 17% cash over the period. The Fund’s cash position provides the flexibility to add new names rapidly when attractive opportunities present themselves.

Stock selection in three sectors – information technology, health care and financials – all of which were overweight versus the Russell, drove the majority of both our absolute and relative performance during the past 12 months. Our technology firms returned nearly double their counterparts in the Russell, and this was also the biggest sector in the Fund by weight. Health care was another major driver of our performance during the past 12 months. Returns from our health care stocks substantially outperformed those of the Russell, and they made up our second largest sector by weight. Financials were another bright spot for the Fund, notching a return more than fivefold that of the financial firms in the benchmark, although they were a smaller proportion of our portfolio than either IT or health care.

Our performance during the past 12 months was driven by a combination of excellent results from our top stock picks as well as strong returns from across the portfolio. The top 5 performing stocks in the Fund each returned over 120%, with the best performer delivering about 165%. In addition, over 40% of the stocks in the Fund posted double-digit returns and over 60% yielded a positive return.

The laggards in the Fund were spread across multiple sectors, but in aggregate only Energy and Materials ended the period in negative territory. However, neither had a significant weighting in the Fund so the impact on the return was not material.

Outlook & Portfolio Positioning

Despite the recent volatility, we believe the market fundamentals are positive and we expect the economic expansion will continue to favor growth stocks. Our core focus remains positioning the Fund into new and exciting emerging companies. We trim or sell positions where we believe the potential valuation has been recognized by the market and the company has achieved its goals. Conversely, we liquidate when we lose faith in the company’s ability to reach a stretch goal. We are committed to keeping the portfolio fresh with new ideas and taking advantage of price dislocations created by sector moves in negative directions.

____________________

The Osterweis Emerging Opportunity Fund may invest in unseasoned companies, which involve additional risks such as abrupt or erratic price movements. The Fund may invest in small and mid-sized companies, which may involve greater volatility than large-sized companies. The Fund may invest in IPOs and unseasoned companies that are in the early stages of their development and may pose more risk compared to more established companies. The Fund may invest in ETFs, which involve risks that do not apply to conventional Funds. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk including the health care sector, which may be affected by government regulation, restrictions, pricing and other market developments and the technology sector, which tends to be more volatile than the overall market. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets.

Emerging Opportunity Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2018
				Since Inception
	1 Yr.	3 Yr.	5 Yr.	(October 1, 2012)
Osterweis Emerging Opportunity Fund	31.21%	13.25%	16.44%	16.18%
Russell 2000 Growth Index	18.63	8.77	12.90	14.26
Gross/Net Expense Ratio as of 3/31/2017: 1.63%/1.28%1
[1]
As of most recent Prospectus dated June 30, 2017.  Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.  The Adviser has contractually agreed to waive certain fees through November 30, 2018.  The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050. Performance prior to December 1, 2016 is that of another investment vehicle (the “Predecessor Fund”) before the commencement of the Fund’s operations.  The Predecessor Fund was converted into the Fund on November 30, 2016.  The Predecessor Fund’s performance shown includes the deduction of the Predecessor Fund’s actual operating expenses.  In addition, the Predecessor Fund’s performance shown has been recalculated using the management fee that applies to the Fund, which has the effect of reducing the Predecessor Fund’s performance.  The Predecessor Fund was not a registered mutual fund and so was not subject to the same operating expenses or investment and tax restrictions as the Fund.  If it had been, the Predecessor Fund’s performance may have been lower.

Growth of $10K (Inception to 3/31/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 2012 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.The chart assumes reinvestment of capital gains and dividends.

Sector Allocation (% of Net Assets)

Top Ten Equity Holdings (% of Net Assets)
Bio-Techne Corp.	4.5%
Ligand Pharmaceuticals, Inc.	4.0
Planet Fitness, Inc. – Class A	3.6
Nutanix, Inc. – Class A	3.5
GTT Communications, Inc.	3.3
Zillow Group, Inc. – Class A	3.3
Inogen, Inc.	3.1
Rapid7, Inc.	3.1
Etsy, Inc.	3.0
PetIQ, Inc.	2.9
Total	34.3%

Fund holdings are subject to change.

Emerging Opportunity Fund | Schedule of Investments at March 31, 2018

Shares		Value
Common Stocks: 85.1%

Aerospace & Defense: 1.0%
60,235	Kratos Defense & Security
	Solutions, Inc.[1]	$619,818

Biotechnology: 4.0%
15,309	Ligand Pharmaceuticals, Inc.[1]	2,528,435

Building Products: 1.4%
8,290	Trex Co., Inc.[1]	901,703

Computers & Peripherals: 1.0%
32,745	Pure Storage, Inc. – Class A1	653,263

Construction Materials: 1.9%
40,730	Summit Materials, Inc. – Class A1	1,233,304

Consumer Finance: 4.6%
60,250	Enova International, Inc.[1]	1,328,513
41,220	PRA Group, Inc.[1]	1,566,360
		2,894,873
Energy Equipment & Services: 2.3%
87,250	Solaris Oilfield Infrastructure,
	Inc. – Class A1	1,444,860

Health Care Equipment & Supplies: 8.7%
3,970	Align Technology, Inc.[1]	996,986
15,968	Inogen, Inc.[1]	1,961,509
14,875	iRhythm Technologies, Inc.[1]	936,381
94,060	OraSure Technologies, Inc.[1]	1,588,674
		5,483,550
Health Care Providers & Services: 5.0%
70,105	PetIQ, Inc.[1]	1,864,793
33,680	Tivity Health, Inc.[1]	1,335,412
		3,200,205
Health Care Technology: 3.6%
30,350	Tabula Rasa HealthCare, Inc.[1]	1,177,580
27,585	Teladoc, Inc.[1]	1,111,676
		2,289,256
Hotels, Restaurants & Leisure: 3.6%
60,290	Planet Fitness, Inc. – Class A1	2,277,153

Household Durables: 2.5%
8,991	Cavco Industries, Inc.[1]	1,562,186

Insurance: 2.1%
25,615	Kinsale Capital Group, Inc.	1,314,818

Internet Software & Services: 21.9%
13,655	2U, Inc.[1]	1,147,430
14,010	Alarm.com Holdings, Inc.[1]	528,737
68,085	Etsy, Inc.[1]	1,910,465
37,457	GTT Communications, Inc.[1]	2,123,812
90,470	Hortonworks, Inc.[1]	1,842,874
17,460	New Relic, Inc.[1]	1,294,135
45,480	Nutanix, Inc. – Class A1	2,233,523
17,125	Okta, Inc.[1]	682,431
38,724	Zillow Group, Inc. – Class A1	2,091,096
		13,854,503
Life Sciences Tools & Services: 4.5%
18,900	Bio-Techne Corp.	2,854,656

Personal Products: 1.1%
7,215	Medifast, Inc.	674,242

Pharmaceuticals: 2.4%
59,895	Collegium Pharmaceutical, Inc.[1]	1,530,317

Software: 5.1%
36,150	Everbridge, Inc.[1]	1,323,090
75,635	Rapid7, Inc.[1]	1,933,987
		3,257,077
Thrifts & Mortgage Finance: 4.6%
42,565	BofI Holding, Inc.[1]	1,725,160
3,702	LendingTree, Inc.[1]	1,214,811
		2,939,971
Trading Companies & Distributors: 2.6%
21,385	SiteOne Landscape Supply, Inc.[1]	1,647,500

Wireless Telecommunication Services: 1.2%
30,245	Boingo Wireless, Inc.[1]	749,169

Total Common Stocks
(Cost $44,103,630)		53,910,859

Short-Term Investments: 16.7%

Money Market Funds: 16.7%
10,606,826	Federated U.S. Treasury Cash
	Reserves – Class I, 1.449%[2]	10,606,826

Total Money Market Funds
(Cost $10,606,826)		10,606,826

Total Short-Term Investments
(Cost $10,606,826)		10,606,826

Total Investments in Securities: 101.8%
(Cost $54,710,456)		64,517,685
Liabilities in Excess of Other Assets: (1.8)%		(1,132,112)
Total Net Assets: 100.0%		$63,385,573

[1]	Non-income producing security.
[2]	Annualized seven-day yield as of March 31, 2018.

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Portfolio Managers’ Review

Performance Summary

For the twelve-month period ending March 31, 2018, the Osterweis Total Return Fund (the “Fund”) generated a total return of 0.89%, trailing the Bloomberg Barclays U.S. Aggregate Bond Index (the “BC Agg”), which returned 1.20% over the same period. (Please see standardized performance in the table following this review.)

Market Review

The past 12 months have been mostly favorable for the investment grade fixed income market, as the BC Agg returned three straight quarters of positive returns before dipping into negative territory during the first quarter of 2018. However, yields on the 10-year Treasury had a comparatively bumpy ride over that same period, rising and falling throughout the year as risk appetites fluctuated according to changing economic and geopolitical circumstances.

The first and second fiscal quarters essentially mirrored one another, as investor sentiment flip-flopped multiple times and 10-Year Treasury yields bounced between ~2.40% and ~2.15%. Yields swung more than 20 basis points (0.20%) on six different occasions during that period, before hitting a low on September 7, when U.S./North Korea tensions were at their peak and Hurricane Irma was set to make landfall in Florida.

Immediately thereafter, investor sentiment again reversed, as geopolitical tensions waned and equity markets rallied, and the 10-year Treasury began a sustained increase of 89 basis points (0.89%) from the September low all the way to 2.94% on February 21. But following several weeks of headline-driven equity market volatility, 10-year Treasury yields began to slide for the remainder of the quarter, finishing at 2.74% at the end of March.

Portfolio Review

For the first six months of the past fiscal year, the Fund’s performance relative to the BC Agg benefited from favorable security selection in mortgage-backed investments. Although our hedging activity to manage interest rate risk did not make a meaningful contribution to the Fund’s performance over the period, it was effective in reducing the overall risk of the portfolio. On the other hand, our decision to remain underweight the spread duration dampened results relative to the benchmark.

For the third fiscal quarter, the Fund outperformed the benchmark due to its allocation to Treasury Inflation-Protected Securities (TIPS) and its investment in longer-maturity (10+ year) Treasuries. Detractors from performance included security selection in mortgage-backed securities and continued underexposure to longer-maturity corporate bonds. The Fund continued to benefit from its tactical duration positioning throughout the quarter.

For the final fiscal quarter, the Fund lagged the benchmark as its interest rate hedges were not as well-timed as they were in 2017. Further, the Fund maintained its investment in longer maturity Treasuries, contributing to negative returns. On a relative basis, both mortgage-backed securities and corporate holdings outperformed their index counterparts during this quarter.

Outlook & Portfolio Positioning

Looking ahead, we believe the global economic recovery will continue. With the Underlying Inflation Gauge (published by the Federal Reserve Bank of New York) over 3% and the Consumer Price Index over 2% on a year-over-year basis, the Fed must be vigilant on its tightening policy to ensure continued growth while keeping inflation in check. We have increased our allocation to TIPS as part of our Treasury allocation and look to continue adding these securities when opportunities arise. Additionally we expect to maintain a relatively short duration profile until interest rates rise further.

____________________

The Osterweis Total Return Fund may invest fixed income securities which are subject to credit, default, extension, interest rate and prepayment risks. It may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in foreign and emerging market securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used. Investments in preferred securities have an inverse relationship with changes in the prevailing interest rate. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. It may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may invest in municipal securities which are subject to the risk of default.

Total Return Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2018
		Since Inception
	1 Yr.	(December 30, 2016)
Osterweis Total Return Fund	0.89%	2.85%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20	1.62
Gross/Net Expense Ratio as of 3/31/2017: 2.62%/0.82%1
[1]
As of most recent Prospectus dated June 30, 2017.  Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.  The Adviser has contractually agreed to waive certain fees through December 30, 2018.  The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on December 30, 2016 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Asset Allocation (% of Net Assets)

Top Ten Debt Holdings (% of Net Assets)
Federal National Mortgage Association
Pool, FN MA3210, 3.500%	7.7%
Federal National Mortgage Association
Pool, FN MA3121, 4.000%	5.3
Federal Home Loan Mortgage Corporation
Gold Pool, FG G08775, 4.000%	5.2
Federal National Mortgage Association
Pool, FN MA3149, 4.000%	4.8
Federal National Mortgage Association
Pool, FN MA3088, 4.000%	4.7
Federal National Mortgage Association
Pool, FN MA3238, 3.500%	4.4
Federal National Mortgage Association
Pool, FN AS5460, 3.500%	3.9
Federal National Mortgage Association
Pool, FN AS6520, 3.500%	3.8
Federal National Mortgage Association
Pool, FN MA3101, 4.500%	3.7
Federal National Mortgage Association
Pool, FN BA3381, 3.000%	3.1
Total	46.6%

Fund holdings are subject to change.

Total Return Fund | Schedule of Investments at March 31, 2018

Principal
Amount		Value
Bonds: 91.6%
Corporate Bonds: 19.4%

Automobiles: 1.4%
	Ford Motor Co.
$1,200,000	7.450%, 07/16/2031	$1,457,168

Banks: 9.1%
	Bank of America Corp.
1,000,000	4.200%, 08/26/2024	1,016,525
	Citigroup, Inc.
750,000	2.750%, 04/25/2022	731,279
	Cooperatieve Rabobank UA
750,000	4.625%, 12/01/2023	782,706
	HSBC Holdings Plc
1,000,000	4.375%, 11/23/2026	997,683
	JPMorgan Chase & Co.
500,000	3.220% (3 Month LIBOR
	USD + 1.155%), 03/01/2025[1]	487,785
2,835,000	7.900% (3 Month LIBOR
	USD + 3.470%), 04/30/2018[1,3]	2,853,002
	National Australia Bank Ltd.
500,000	2.500%, 05/22/2022	485,587
1,000,000	3.375%, 01/14/2026	979,562
	Wells Fargo & Co.
1,000,000	4.100%, 06/03/2026	994,855
		9,328,984
Biotechnology: 1.5%
	Amgen, Inc.
500,000	1.900%, 05/10/2019	495,912
1,000,000	2.650%, 05/11/2022	976,662
		1,472,574
Capital Markets: 3.2%
	Goldman Sachs Group, Inc.
1,383,000	5.950%, 01/15/2027	1,548,482
	Moody’s Corp.
500,000	2.625%, 01/15/2023[2]	483,245
	Morgan Stanley
500,000	2.750%, 05/19/2022	487,893
750,000	4.350%, 09/08/2026	756,671
		3,276,291
Computers & Peripherals: 1.4%
	Apple, Inc.
1,500,000	3.200%, 05/11/2027	1,467,410

Industrial Conglomerates: 0.3%
	Siemens
	Financieringsmaatschappij NV
250,000	2.700%, 03/16/2022[2]	246,088

Insurance: 0.7%
	New York Life Global Funding
750,000	2.000%, 04/09/2020[2]	736,698

Leisure Products: 0.1%
	Brunswick Corp.
125,000	4.625%, 05/15/2021[2]	125,993

Oil, Gas & Consumable Fuels: 1.0%
	BP Capital Markets Plc
1,000,000	2.520%, 09/19/2022	971,530

Semiconductors & Semiconductor Equipment: 0.2%
	Applied Materials, Inc.
250,000	3.300%, 04/01/2027	245,935

Specialty Retail: 0.5%
	The Home Depot, Inc.
500,000	2.800%, 09/14/2027	473,719

Total Corporate Bonds
(Cost $20,479,664)		19,802,390

Mortgage Backed Securities: 67.8%

	Federal Home Loan Mortgage
	Corporation Gold Pool: 6.3%
	FG Q30868
1,139,296	3.500%, 01/01/2045	1,144,325
	FG G08775
5,181,091	4.000%, 08/01/2047	5,328,568
		6,472,893
	Federal Home Loan Mortgage
	Corporation REMICS: 8.1%
	Series FHR 2512 SI
1,890,176	5.723% (1 Month LIBOR
	USD + 7.500%), 04/15/2024[1,6,8]	181,628
	Series FHR 3941 IA
7,728,932	3.000%, 10/15/2025[8]	285,338
	Series FHR 4048 IK
8,030,669	3.000%, 05/15/2027[8]	702,998
	Series FHR 4216 EI
7,915,376	3.000%, 06/15/2028[8]	769,151
	Series FNR 2016-08
15,688,170	3.000%, 03/25/2031	1,747,383
	Series FHR 4341 MI
3,463,226	4.000%, 11/15/2031[8]	521,826
	Series FHR 4093 IB
4,056,262	4.000%, 08/15/2032[8]	629,655
	Series FHR 4114 MI
5,124,228	3.500%, 10/15/2032[8]	745,769
	Series FHR 3171 OJ
997,555	N/A, 06/15/2036[5]	796,536
	Series FHR 3339 JS
72,561	31.287% (1 Month LIBOR
	USD + 42.835%), 07/15/2037[1,6,8]	132,447

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at March 31, 2018

Principal
Amount		Value
	Federal Home Loan Mortgage
	Corporation REMICS: 8.1% (Continued)
	Series FHR 4121 IM
$8,560,459	4.000%, 10/15/2039[8]	$1,064,682
	Series FHR 4076 LF
593,693	2.077% (1 Month LIBOR
	USD + 0.300%), 07/15/2042[1]	592,586
	Series FHR 4495 PI
761,357	4.000%, 09/15/2043[8]	125,367
		8,295,366
	Federal Home Loan Mortgage
	Corporation Strips: 2.6%
	Series FHS 288 IO
4,393,150	3.000%, 10/15/2027[8]	392,742
	Series FHS 237 S34
850,376	5.723% (1 Month LIBOR
	USD + 7.500%), 05/15/2036[1,6,8]	150,787
	Series FHS 264 F1
1,219,350	2.327% (1 Month LIBOR
	USD + 0.550%), 07/15/2042[1]	1,237,054
	Series FHS 272 F2
843,985	2.327% (1 Month LIBOR
	USD + 0.550%), 08/15/2042[1]	855,712
		2,636,295
	Federal National Mortgage
	Association Interest Strips: 1.0%
	Pool FNS 421 C4
6,761,945	4.500%, 01/25/2030[8]	761,564
	Pool FNS 421 C3
313,261	4.000%, 07/25/2030[8]	38,971
	Pool FNS 387 7
900,557	5.500%, 04/25/2038[8]	191,409
		991,944
	Federal National Mortgage
	Association Pool: 46.0%
	FN AL2519
1,799,252	4.500%, 07/01/2040	1,905,794
	FN AS5460
3,935,697	3.500%, 07/01/2045	3,952,675
	FN AS6520
3,862,614	3.500%, 01/01/2046	3,876,304
	FN BA3381
3,249,043	3.000%, 10/01/2046	3,174,112
	FN MA3106
2,908,217	3.000%, 08/01/2047	2,839,826
	FN MA3088
4,695,981	4.000%, 08/01/2047	4,827,241
	FN MA3101
3,608,162	4.500%, 08/01/2047	3,789,667
	FN MA3121
5,221,206	4.000%, 09/01/2047	5,367,419
	FN MA3149
4,792,473	4.000%, 10/01/2047	4,926,932
	FN MA3210
7,865,580	3.500%, 12/01/2047	7,890,799
	FN MA3238
4,450,595	3.500%, 01/01/2048	4,465,753
		47,016,522
	Federal National Mortgage
	Association REMICS: 3.5%
	Series FNR 2003-64 HQ
35,035	5.000%, 07/25/2023	36,441
	Series FNR 1996-45 SI
990,344	5.379% (1 Month LIBOR
	USD + 7.250%), 02/25/2024[1,6,8]	98,620
	Series FNR 1997-65 SI
1,369,600	6.192% (1 Month LIBOR
	USD + 8.000%), 09/17/2027[1,6,8]	204,626
	Series FNR 2013-29 BI
12,485,164	2.500%, 04/25/2028[8]	1,027,450
	Series FNR 2015-34 AI
11,342,231	4.500%, 06/25/2030[8]	809,788
	Series FNR 2014-81 TI
1,146,974	4.500%, 12/25/2034[8]	178,023
	Series 2013-22
1,044,723	N/A, 03/25/2043[5]	755,107
	Series FNR 2014-37 PI
2,323,024	5.500%, 06/25/2044[8]	436,081
		3,546,136
	Government National
	Mortgage Association: 0.3%
	Series GNR 2010-67 VI
1,273,145	5.000%, 05/20/2021[8]	95,226
	Series GNR 2014-74 GI
780,975	4.000%, 05/16/2029[8]	77,349
	Series GNR 2010-47 BX
667,913	4.764% (1 Month LIBOR
	USD + 6.550%), 08/16/2034[1,6,8]	92,089
		264,664
Total Mortgage Backed Securities
(Cost $70,425,166)		69,223,820

United States Government Securities: 4.4%

	United States Treasury
	Inflation Indexed Bonds
2,512,175	0.500%, 01/15/2028	2,468,193
2,010,300	1.000%, 02/15/2048	2,064,099
		4,532,292
Total United States Government Securities
(Cost $4,469,647)		4,532,292

Total Bonds
(Cost $95,374,477)		93,558,502

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at March 31, 2018

Principal
Amount		Value
Short-Term Investments: 9.8%
Commercial Paper: 3.9%

Chemicals: 1.0%
	Ecolab, Inc.
$1,000,000	2.335%, 04/20/2018[2,7]	$998,679

Commercial Services & Supplies: 1.0%
	HP, Inc.
1,000,000	2.405%, 04/17/2018[2,7]	998,878

Computers & Peripherals: 1.0%
	Waste Management, Inc.
1,000,000	2.344%, 04/20/2018[2,7]	998,858

Electric Equipment: 0.9%
	Molex Electronic Technologies LLC
1,000,000	2.456%, 04/23/2018[2,7]	998,331

Total Commercial Paper
(Cost $3,994,966)		3,994,746

United States Government Securities: 3.4%

	United States Treasury Bill
2,000,000	1.675%, 04/12/2018[7]	1,999,094
500,000	1.757%, 01/03/2019[7,9]	492,631
1,000,000	1.869%, 01/31/2019[7,9]	983,260
		3,474,985
Total United States Government Securities
(Cost $3,476,785)		3,474,985

Shares
Money Market Funds: 2.5%

2,584,904	Morgan Stanley Institutional
	Liquidity Funds – Government
	Portfolio, 1.588%[4]	2,584,904

Total Money Market Funds
(Cost $2,584,904)		2,584,904

Total Short-Term Investments
(Cost $10,056,655)		10,054,635

Total Investments in Securities: 101.4%
(Cost $105,431,132)		103,613,137
Liabilities in Excess of Other Assets: (1.4)%		(1,420,857)
Total Net Assets: 100.0%		$102,192,280

LIBOR – London Interbank Offered Rate
USD – United States Dollar
[1]	Variable rate security; rate shown is the rate in effect on March 31, 2018.
[2]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At March 31, 2018, the value of these securities amounted to $5,586,770, or 5.5% of net assets.

[3]	Perpetual call date security. Date shown is next call date.
[4]	Annualized seven-day yield as of March 31, 2018.
[5]	Zero coupon security.
[6]	Inverse floating rate security. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.
[7]	Rate represents the yield to maturity from purchase price.
[8]	Interest only security.
[9]
The security or a portion of this security has been deposited as initial margin on open futures contracts and another portion is designated as collateral for futures contracts.  As of March 31, 2018, the total value of securities designated as collateral was $1,194,106, or 1.2% of net assets.

Schedule of Futures Contracts at March 31, 2018

The Fund had the following futures contracts outstanding with Credit Suisse.

			Unrealized
Short Futures	Number of	Notional	Appreciation
Contracts Outstanding	Contracts	Amount	(Depreciation)
US 5 Year Treasury Note
CBT (6/2018)	(350)	$(40,061,328)	$(121,563)
US 10 Year Treasury Note
CBT (6/2018)	(125)	(15,142,578)	(119,844)
US 2 Year Treasury Note
CBT (6/2018)	(120)	(25,513,125)	(3,750)
US 10 Year Ultra
Treasury Future
(6/2018)	(115)	(14,933,828)	(159,531)
US Long Treasury Bond
CBT (6/2018)	(105)	(15,395,625)	(312,812)
US Ultra Treasury Bond
CBT (6/2018)	(85)	(13,639,844)	(184,688)
		$(124,686,328)	$(902,188)

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Assets and Liabilities at March 31, 2018

			Osterweis	Osterweis
		Osterweis	Strategic	Emerging	Osterweis
	Osterweis	Strategic	Investment	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
ASSETS
Investments in securities, at value (cost $120,002,362,
$5,883,000,231, $157,242,166, $54,710,456 and
$105,431,132, respectively)	$162,066,453	$5,881,179,951	$175,557,672	$64,517,685	$103,613,137
Cash	73,730	112,002,133	2,139,128	—	—
Receivables:
Investment securities sold	—	171,000	4,000	—	—
Fund shares sold	7,097	9,314,760	5,798	4,400	2,489
Dividends and interest	281,850	91,360,539	1,389,107	16,923	714,607
Prepaid expenses	7,911	49,337	9,559	11,520	10,645
Total assets	162,437,041	6,094,077,720	179,105,264	64,550,528	104,340,878

LIABILITIES
Payables:
Investment securities purchased	—	26,932,259	—	1,070,967	1,738,119
Fund shares redeemed	402,873	4,440,362	29,516	—	—
Variation margin payable	—	—	—	—	293,281
Investment advisory fees, net	130,000	3,591,148	155,039	50,785	55,949
Administration fees	13,500	338,959	10,703	3,178	6,227
Custody fees	1,830	48,601	1,825	1,377	1,606
Fund accounting fees	8,847	107,400	9,884	5,205	11,221
Transfer agent fees	7,959	106,659	5,249	3,176	4,213
Sub-transfer agent fees	10,096	319,146	2,214	264	1,115
Trustee fees	3,470	26,525	3,431	2,908	3,103
Audit fees	27,100	27,100	24,600	22,100	22,100
Chief Compliance Officer fees	1,167	1,167	1,167	1,167	1,167
Other accrued expenses	24,016	109,250	5,766	3,828	10,497
Total liabilities	630,858	36,048,576	249,394	1,164,955	2,148,598
NET ASSETS	$161,806,183	$6,058,029,144	$178,855,870	$63,385,573	$102,192,280

COMPUTATION OF NET ASSET VALUE
Net assets	$161,806,183	$6,058,029,144	$178,855,870	$63,385,573	$102,192,280
Shares issued and outstanding (unlimited number
of shares authorized without par value)	8,447,861	537,458,829	12,030,379	5,402,832	10,292,260
Net asset value, offering and
redemption price per share	$19.15	$11.27	$14.87	$11.73	$9.93

COMPONENTS OF NET ASSETS
Paid-in capital	$96,602,054	$6,367,541,255	$151,595,190	$49,177,710	$105,368,616
Undistributed (accumulated)
net investment income (loss)	3,621,297	13,836,187	(612,694)	—	26,487
Undistributed (accumulated) net realized gain (loss)	19,518,741	(321,528,018)	9,557,868	4,400,634	(482,640)
Net unrealized appreciation (depreciation) on:
Investments	42,064,091	(1,820,280)	18,315,506	9,807,229	(1,817,995)
Futures contracts	—	—	—	—	(902,188)
Net assets	$161,806,183	$6,058,029,144	$178,855,870	$63,385,573	$102,192,280

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Operations For the Year Ended March 31, 2018

			Osterweis	Osterweis
		Osterweis	Strategic	Emerging	Osterweis
	Osterweis	Strategic	Investment	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
INVESTMENT INCOME
Dividend income (net of $73,473, $—, $38,700, $—
and $—, respectively, in foreign withholding taxes)	$2,962,764	$7,083,414	$1,801,019	$44,062	$2,813
Interest from unaffiliated investments	137,135	302,176,023	5,316,918	85,194	3,529,881
Interest from affiliated investments	—	12,768	—	—	—
Other income	602	2,856	515	441	424
Total investment income	3,100,501	309,275,061	7,118,452	129,697	3,533,118

EXPENSES
Investment advisory fees	2,064,450	40,823,657	1,919,674	521,630	381,184
Sub-transfer agent fees	59,985	3,626,993	38,779	3,023	8,789
Administration fees	56,263	1,991,349	63,719	18,071	30,149
Fund accounting fees	45,245	639,752	61,451	23,100	39,803
Transfer agent fees	33,011	650,633	31,687	11,806	20,952
Audit fees	26,600	26,600	24,031	22,420	22,360
Registration fees	19,220	106,067	22,567	32,598	47,117
Reports to shareholders	10,545	273,321	7,409	2,683	3,198
Custody fees	9,089	289,133	10,806	4,935	6,987
Miscellaneous expense	10,564	103,614	8,038	8,589	9,825
Trustee fees	8,475	82,311	9,856	8,259	9,422
Chief Compliance Officer fees	6,829	6,828	6,828	6,795	7,000
Legal fees	6,422	5,014	3,122	4,405	3,848
Insurance expense	3,715	17,749	3,206	2,876	2,803
Interest expense	283	—	685	—	—
Futures commissions merchant interest expense	—	—	—	—	493
Total expenses	2,360,696	48,643,021	2,211,858	671,190	593,930
Fees recouped (waived)	(50,265)	—	—	(10,485)	41,374
Net expenses	2,310,431	48,643,021	2,211,858	660,705	635,304
Net investment income (loss)	790,070	260,632,040	4,906,594	(531,008)	2,897,814

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Unaffiliated investments	41,651,365	3,748,349	13,106,335	7,996,511	(1,211,854)
Affiliated investments	—	(27,083,551)	—	—	—
Futures contracts	—	—	—	—	1,234,062
Change in net unrealized appreciation/depreciation on:
Unaffiliated investments	(28,585,468)	(4,583,170)	(6,724,285)	6,831,494	(1,888,807)
Affiliated investments	—	26,240,140	—	—	—
Futures contracts	—	—	—	—	(879,579)
Net realized and unrealized
gain (loss) on investments	13,065,897	(1,678,232)	6,382,050	14,828,005	(2,746,178)
Net increase in net assets
resulting from operations	$13,855,967	$258,953,808	$11,288,644	$14,296,997	$151,636

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$790,070	$1,373,612
Net realized gain on unaffiliated investments	41,651,365	151,067,881
Change in net unrealized appreciation/depreciation on investments	(28,585,468)	(96,670,693)
Net increase in net assets resulting from operations	13,855,967	55,770,800

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(10,934,127)	(4,842,337)
From realized gains	(52,824,350)	(25,635,569)
Total distributions to shareholders	(63,758,477)	(30,477,906)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares[1]	(32,571,592)	(498,386,859)
Total decrease in net assets	(82,474,102)	(473,093,965)

NET ASSETS
Beginning of year	244,280,285	717,374,250
End of year	$161,806,183	$244,280,285
Undistributed net investment income	$3,621,297	$10,332,908

[1]	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2018		March 31, 2017
	Shares	Value	Shares	Value
Shares sold	522,372	$13,685,553	1,427,685	$36,641,575
Shares issued in reinvestment of distributions	3,041,088	59,696,556	1,177,460	29,259,884
Shares redeemed	(4,486,598)	(105,953,701)	(21,765,352)	(564,288,318)
Net decrease	(923,138)	$(32,571,592)	(19,160,207)	$(498,386,859)

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$260,632,040	$259,287,823
Net realized gain (loss) on unaffiliated investments	3,748,349	(18,538,784)
Net realized loss on affiliated investments	(27,083,551)	(248,462)
Change in net unrealized appreciation/depreciation on unaffiliated investments	(4,583,170)	324,770,646
Change in net unrealized appreciation/depreciation on affiliated investments	26,240,140	—
Net increase in net assets resulting from operations	258,953,808	565,271,223

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(258,911,354)	(259,005,970)
Total distributions to shareholders	(258,911,354)	(259,005,970)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares[1]	643,943,118	340,893,966
Total increase in net assets	643,985,572	647,159,219

NET ASSETS
Beginning of year	5,414,043,572	4,766,884,353
End of year	$6,058,029,144	$5,414,043,572
Undistributed net investment income	$13,836,187	$12,149,119

[1]	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2018		March 31, 2017
	Shares	Value	Shares	Value
Shares sold	151,424,243	$1,722,249,883	154,552,350	$1,722,829,374
Shares issued in reinvestment of distributions	20,136,371	227,453,929	20,209,861	223,193,168
Shares redeemed	(114,885,351)	(1,305,760,694)	(144,817,561)	(1,605,128,576)
Net increase	56,675,263	$643,943,118	29,944,650	$340,893,966

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$4,906,594	$7,226,142
Net realized gain on unaffiliated investments	13,106,335	14,078,096
Net realized loss on affiliated investments	—	(391,406)
Change in net unrealized appreciation/depreciation on investments	(6,724,285)	11,791,293
Net increase in net assets resulting from operations	11,288,644	32,704,125

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(6,046,114)	(7,126,085)
From realized gains	(3,338,302)	—
Total distributions to shareholders	(9,384,416)	(7,126,085)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares[1]	(19,432,462)	(105,736,722)
Total decrease in net assets	(17,528,234)	(80,158,682)

NET ASSETS
Beginning of year	196,384,104	276,542,786
End of year	$178,855,870	$196,384,104
Undistributed net investment income (loss)	$(612,694)	$2,644,181

[1]	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2018		March 31, 2017
	Shares	Value	Shares	Value
Shares sold	1,023,950	$15,693,195	381,521	$5,420,608
Shares issued in reinvestment of distributions	477,217	7,234,613	472,147	6,671,434
Shares redeemed	(2,765,063)	(42,360,270)	(8,327,816)	(117,828,764)
Net decrease	(1,263,896)	$(19,432,462)	(7,474,148)	$(105,736,722)

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Statements of Changes in Net Assets

		Period from
		November 30,
		2016
	Year Ended	through
	March 31, 2018	March 31, 2017[2]
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(531,008)	$(189,574)
Net realized gain (loss) on unaffiliated investments	7,996,511	(353,093)
Change in net unrealized appreciation/depreciation on investments	6,831,494	2,975,735
Net increase in net assets resulting from operations	14,296,997	2,433,068

DISTRIBUTIONS TO SHAREHOLDERS
From realized gains	(9,067,745)	—
Total distributions to shareholders	(9,067,745)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares[1]	14,363,186	41,360,067
Total increase in net assets	19,592,438	43,793,135

NET ASSETS
Beginning of year/period	43,793,135	—
End of year/period	$63,385,573	$43,793,135
Accumulated net investment loss	$—	$(14,747)

[1]	Summary of capital share transactions is as follows:

			Period from
			November 30, 2016
	Year Ended		through
	March 31, 2018		March 31, 2017[2]
	Shares	Value	Shares	Value
Shares sold	561,757	$6,686,153	339,908	$3,541,995
Shares issued in connection with transfer-in-kind	—	—	3,783,866	37,838,660
Shares issued in reinvestment of distributions	828,130	8,894,113	—	—
Shares redeemed	(108,870)	(1,217,080)	(1,959)	(20,588)
Net increase	1,281,017	$14,363,186	4,121,815	$41,360,067

[2]	Commenced operations on November 30, 2016. Information presented is for the period from November 30, 2016 to March 31, 2017.

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Statements of Changes in Net Assets

		Period from
		December 30,
		2016
	Year Ended	through
	March 31, 2018	March 31, 2017[2]
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,897,814	$40,793
Net realized gain on unaffiliated investments and futures contracts	22,208	148,233
Change in net unrealized appreciation/depreciation on investments and futures contracts	(2,768,386)	48,203
Net increase in net assets resulting from operations	151,636	237,229

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,067,083)	(34,851)
From realized gains	(440,093)	—
Total distributions to shareholders	(3,507,176)	(34,851)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares[1]	58,776,186	46,569,256
Total increase in net assets	55,420,646	46,771,634

NET ASSETS
Beginning of year/period	46,771,634	—
End of year/period	$102,192,280	$46,771,634
Undistributed (accumulated) net investment income	$26,487	$10,218

[1]	Summary of capital share transactions is as follows:

			Period from
			December 30, 2016
	Year Ended		through
	March 31, 2018		March 31, 2017[2]
	Shares	Value	Shares	Value
Shares sold	6,629,022	$67,966,198	4,574,341	$46,596,493
Shares issued in reinvestment of distributions	89,020	904,827	2,496	25,380
Shares redeemed	(997,470)	(10,094,839)	(5,149)	(52,617)
Net increase	5,720,572	$58,776,186	4,571,688	$46,569,256

[2]	Commenced operations on December 30, 2016. Information presented is for the period from December 30, 2016 to March 31, 2017.

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Financial Highlights

For a capital share outstanding throughout each year
	Year Ended March 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$26.07	$25.14	$34.90	$35.09	$32.08

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.09	0.06	0.09	0.26	0.39
Net realized and unrealized gain (loss) on investments	1.67	2.70	(4.10)	2.55	5.42
Total from investment operations	1.76	2.76	(4.01)	2.81	5.81

LESS DISTRIBUTIONS:
From net investment income	(1.49)	(0.29)	(0.15)	(0.50)	(0.26)
From net realized gain	(7.19)	(1.54)	(5.60)	(2.50)	(2.54)
Total distributions	(8.68)	(1.83)	(5.75)	(3.00)	(2.80)
Paid-in capital from redemption fees	—	—	—	0.00 [2]	0.00 [2]
Net asset value, end of year	$19.15	$26.07	$25.14	$34.90	$35.09
Total return	5.94%	11.33%	(11.35)%	8.70%	18.55%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$161.8	$244.3	$717.4	$1,178.2	$1,163.5
Portfolio turnover rate	47%	50%	20%	29%	31%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	1.14%	1.11%	1.02%	0.98%	1.01%
After fees/expenses waived or recouped	1.12%[3]	1.11%	1.02%	0.98%	1.01%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	0.36%	0.25%	0.31%	0.74%	1.14%
After fees/expenses waived or recouped	0.38%[3]	0.25%	0.31%	0.74%	1.14%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]
Effective January 1, 2018 the Adviser contractually agreed to limit expenses for the Fund to not exceed 0.95% of average net assets.  Prior to January 1, 2018, Fund expenses were not subject to an expense limitation agreement.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Financial Highlights

For a capital share outstanding throughout each year
	Year Ended March 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$11.26	$10.57	$11.46	$11.99	$11.86

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.51	0.57	0.60	0.63	0.58
Net realized and unrealized gain (loss) on investments	(0.00)[2]	0.69	(0.87)	(0.50)	0.09
Total from investment operations	0.51	1.26	(0.27)	0.13	0.67

LESS DISTRIBUTIONS:
From net investment income	(0.50)	(0.57)	(0.62)	(0.64)	(0.53)
From net realized gain	—	—	—	(0.02)	(0.01)
Total distributions	(0.50)	(0.57)	(0.62)	(0.66)	(0.54)
Paid-in capital from redemption fees	—	—	—	0.00 [2]	0.00 [2]
Net asset value, end of year	$11.27	$11.26	$10.57	$11.46	$11.99
Total return	4.64%	12.18%	(2.39)%	1.12%	5.78%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$6,058.0	$5,414.0	$4,766.9	$6,030.2	$6,882.7
Portfolio turnover rate	53%	37%	31%	58%	75%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.84%	0.84%	0.82%	0.82%	0.85%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income to average net assets	4.49%	5.17%	5.42%	5.38%	4.91%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Financial Highlights

For a capital share outstanding throughout each year
	Year Ended March 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$14.77	$13.32	$15.34	$15.15	$13.45

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.39	0.43	0.37	0.38	0.40
Net realized and unrealized gain (loss) on investments	0.49	1.53	(1.82)	0.53	1.78
Total from investment operations	0.88	1.96	(1.45)	0.91	2.18

LESS DISTRIBUTIONS:
From net investment income	(0.50)	(0.51)	(0.39)	(0.40)	(0.28)
From net realized gain	(0.28)	—	(0.18)	(0.32)	(0.20)
Total distributions	(0.78)	(0.51)	(0.57)	(0.72)	(0.48)
Paid-in capital from redemption fees	—	—	—	0.00 [2]	0.00 [2]
Net asset value, end of year	$14.87	$14.77	$13.32	$15.34	$15.15
Total return	5.86%	14.91%	(9.40)%	6.30%	16.40%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$178.9	$196.4	$276.5	$339.3	$279.4
Portfolio turnover rate	55%	53%	44%	43%	61%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	1.15%	1.15%	1.13%	1.13%	1.15%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income to average net assets	2.56%	3.06%	2.56%	2.49%	2.76%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Financial Highlights

For a capital share outstanding throughout each year/period

		Period from
		November 30, 2016
	Year Ended	through
	March 31, 2018	March 31, 2017[1]
Net asset value, beginning of year/period	$10.62	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss[2]	(0.12)	(0.05)
Net realized and unrealized gain on investments	3.26	0.67
Total from investment operations	3.14	0.62

LESS DISTRIBUTIONS:
From net investment income	—	—
From net realized gain	(2.03)	—
Total distributions	(2.03)	—
Net asset value, end of year/period	$11.73	$10.62
Total return	31.21%	6.30%[3]

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$63.4	$43.8
Portfolio turnover rate	219%	62%[3]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	1.29%	1.60%[4]
After fees/expenses waived or recouped	1.27%[5]	1.50%[4]

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	(1.04)%	(1.48)%[4]
After fees/expenses waived or recouped	(1.02)%[5]	(1.38)%[4]

[1]	Commenced operations on November 30, 2016. Information presented is from the period November 30, 2016, to March 31, 2017.
[2]	Calculated using the average shares outstanding method.
[3]	Not annualized.
[4]	Annualized.
[5]
Effective June 30, 2017 the Adviser contractually agreed to limit expenses for the Fund to not exceed 1.25% of average net assets.  Prior to June 30, 2017, Fund expenses were limited to 1.50% of average net assets.

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Financial Highlights

For a capital share outstanding throughout each year/period

		Period from
		December 30, 2016
	Year Ended	through
	March 31, 2018	March 31, 2017[1]
Net asset value, beginning of year/period	$10.23	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.35	0.04
Net realized and unrealized gain (loss) on investments	(0.26)	0.22
Total from investment operations	0.09	0.26

LESS DISTRIBUTIONS:
From net investment income	(0.35)	(0.03)
From net realized gain	(0.04)	—
Total distributions	(0.39)	(0.03)
Net asset value, end of year/period	$9.93	$10.23
Total return	0.89%	2.65%[3]

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$102.2	$46.8
Portfolio turnover rate	138%	27%[3]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	0.70%	2.55%[4]
After fees/expenses waived or recouped	0.75%	0.75%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	3.47%	(0.30)%[4]
After fees/expenses waived or recouped	3.42%	1.50%

[1]	Commenced operations on December 30, 2016. Information presented is from the period December 30, 2016, to March 31, 2017.
[2]	Calculated using the average shares outstanding method.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Notes to Financial Statements at March 31, 2018

Note 1 – Organization
The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund (each a “Fund”, collectively the “Funds”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Funds commenced operations on October 1, 1993, August 30, 2002, August 31, 2010, November 30, 2016 and December 30, 2016, respectively.

The investment objective of the Osterweis Fund is to attain long-term total returns, which it seeks by investing primarily in equity securities. The investment objective of the Osterweis Strategic Income Fund is to preserve capital and attain long- term total returns through a combination of current income and moderate capital appreciation, which it seeks by investing primarily in income bearing securities. The investment objective of the Osterweis Strategic Investment Fund is to attain long-term total returns and capital preservation, which it seeks by investing in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation. The investment objective of the Osterweis Emerging Opportunity Fund is to attain long-term capital appreciation. The investment objective of the Osterweis Total Return Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation.

Note 2 – Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Osterweis Funds | Notes to Financial Statements at March 31, 2018

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments and derivative positions as of March 31, 2018:

Osterweis Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks[1]	$141,050,918	$—	$—	$141,050,918
Partnerships & Trusts[1]	13,795,422	—	—	13,795,422
Corporate Bonds[1]	—	2,003,747	—	2,003,747
Short-Term Investments	5,216,366	—	—	5,216,366
Total Assets	$160,062,706	$2,003,747	$—	$162,066,453

[1] See Schedule of Investments for industry breakouts.

The Fund did not invest in any Level 3 securities nor have transfers into or out of Level 1 or Level 2 during the year ended March 31, 2018.

Osterweis Strategic Income Fund	Level 1	Level 2	Level 3	Total
Assets:
Convertible Preferred Stocks[1]	$—	$134,702,493	$—	$134,702,493
Corporate Bonds[1,2]	—	4,190,686,647	232,041,893	4,422,728,540
Convertible Bonds[1]	—	319,620,878	—	319,620,878
Private Mortgage Backed Obligations[2]	—	—	21,807,000	21,807,000
Senior Corporate Notes[2]	—	—	6,579,521	6,579,521
Short-Term Investments[1]	419,145,354	556,596,165	—	975,741,519
Total Assets:	$419,145,354	$5,201,606,183	$260,428,414	$5,881,179,951

[1] See Schedule of Investments for industry breakouts.
[2] See Schedule of Investments for disclosure of Level 3 securities.

Osterweis Funds | Notes to Financial Statements at March 31, 2018

Transfers were made into Level 2 and out of Level 3 due to the security being an evaluated price from a pricing service. The Fund did not have transfers into or out of Level 1 during the year ended March 31, 2018.

Transfers into Level 3	$—
Transfers out of Level 3	(54,951,393)
Net transfers into and/or out of Level 3	$(54,951,393)

Transfers into Level 2	$54,951,393
Transfers out of Level 2	—
Net transfers into and/or out of Level 2	$54,951,393

The following is a reconciliation of the Osterweis Strategic Income Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Convertible	Corporate	Private Mortgage	Senior
	Preferred Stocks	Bonds	Backed Obligations	Corporate Notes	Total
Balance as of March 31, 2017	$50,225,000	$140,193,182	$21,807,000	$—	$212,225,182
Accrued discounts/premiums	—	69,854	—	—	69,854
Realized gain (loss)	—	725,051	—	—	725,051
Change in unrealized
appreciation/depreciation	4,726,393	(42,123,692)	—	—	(37,397,299)
Acquisitions	—	152,350,524	—	9,392,234	161,742,758
Dispositions	—	(19,173,026)	—	(2,812,713)	(21,985,739)
Transfer into and/or out of Level 3	(54,951,393)	—	—	—	(54,951,393)
Balance as of March 31, 2018	$—	$232,041,893	$21,807,000	$6,579,521	$260,428,414
Change in unrealized appreciation/
depreciation for Level 3
investments held at
March 31, 2018	$—	$(42,262,923)	$—	$—	$(42,262,923)

	Fair Value at
Security Type	3/31/2018	Valuation Technique	Unobservable Input	Input Value(s)
			Adjustment to yield –	38 bps – 306 bps –
Corporate Bonds	$232,041,893	Comparable Securities	Market data	$47.00, $71.25
Private Mortgage
Backed Obligations	$21,807,000	Issue Price	Market data	$100.00
Senior Corporate
Notes	$6,579,521	Issue Price	Market data	$100.00

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee valuation techniques. The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Funds | Notes to Financial Statements at March 31, 2018

Osterweis Strategic
Investment Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks[1]	$94,874,801	$—	$—	$94,874,801
Convertible Preferred Stocks[1]	—	3,166,357	—	3,166,357
Partnerships & Trusts[1]	8,885,991	—	—	8,885,991
Corporate Bonds[1,2]	—	51,999,956	5,697,284	57,697,240
Convertible Bonds[1]	—	5,091,281	—	5,091,281
Private Mortgage Backed Obligations[2]	—	—	642,000	642,000
Senior Corporate Notes[2]	—	—	132,305	132,305
Short-Term Investments	5,067,697	—	—	5,067,697
Total Assets	$108,828,489	$60,257,594	$6,471,589	$175,557,672

[1] See Schedule of Investments for industry breakouts.
[2] See Schedule of Investments for disclosure of Level 3 securities.

Transfers were made into Level 2 and out of Level 3 due to the security being an evaluated price from a pricing service. The Fund did not have transfers into or out of Level 1 during the year ended March 31, 2018.

Transfers into Level 3	$—
Transfers out of Level 3	(1,121,457)
Net transfers into and/or out of Level 3	$(1,121,457)

Transfers into Level 2	$1,121,457
Transfers out of Level 2	—
Net transfers into and/or out of Level 2	$1,121,457

The following is a reconciliation of the Osterweis Strategic Investment Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Convertible	Corporate	Private Mortgage	Senior
	Preferred Stocks	Bonds	Backed Obligations	Corporate Notes	Total
Balance as of March 31, 2017	$1,025,000	$3,756,839	$642,000	$—	$5,423,839
Accrued discounts/premiums	—	939	—	—	939
Realized gain (loss)	—	9,224	—	—	9,224
Change in unrealized
appreciation/depreciation	96,457	(1,413,604)	—	—	(1,317,147)
Acquisitions	—	3,595,760	—	188,865	3,784,625
Dispositions	—	(251,874)	—	(56,560)	(308,434)
Transfer into and/or
out of Level 3	(1,121,457)	—	—	—	(1,121,457)
Balance as of March 31, 2018	$—	$5,697,284	$642,000	$132,305	$6,471,589
Change in unrealized appreciation/
depreciation for Level 3
investments held at
March 31, 2018	$—	$(1,415,367)	$—	$—	$(1,415,367)

	Fair Value at
Security Type	3/31/2018	Valuation Technique	Unobservable Input	Input Value(s)
			Adjustment to yield –	38 bps – 306 bps –
Corporate Bonds	$5,697,284	Comparable Securities	Market data	$47.00, $71.25
Private Mortgage
Backed Obligations	$642,000	Issue Price	Market data	$100.00
Senior Corporate Notes	$132,305	Issue Price	Market data	$100.00

Osterweis Funds | Notes to Financial Statements at March 31, 2018

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement.  Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee valuation techniques.  The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Emerging
Opportunity Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks[1]	$53,910,859	$—	$—	$53,910,859
Short-Term Investments	10,606,826	—	—	10,606,826
Total Assets	$64,517,685	$—	$—	$64,517,685

[1] See Schedule of Investments for industry breakouts.

The Fund did not invest in any Level 3 securities nor have transfers into or out of Level 1 or Level 2 during the year ended March 31, 2018.

Osterweis Total Return Fund	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds[1]	$—	$19,802,390	$—	$19,802,390
Mortgage Backed Securities	—	69,223,820	—	69,223,820
United States Government
Securities[2]	—	4,532,292	—	4,532,292
Short-Term Investments	2,584,904	7,469,731	—	10,054,635
Total Assets:	$2,584,904	$101,028,233	$—	$103,613,137
Other Financial Instruments[3]:
Interest Rate Contracts – Futures	(902,188)	—	—	(902,188)
Total Other Financial Instruments	$(902,188)	$—	$—	$(902,188)

[1]	See Schedule of Investments for industry breakouts.
[2]	See Schedule of Investments for security type breakouts.
[3]
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, which are presented at the unrealized appreciation/(depreciation) on the investment.

The Fund did not invest in any Level 3 securities nor have transfers into or out of Level 1 or Level 2 during the year ended March 31, 2018.

The Funds have provided additional disclosures below regarding derivatives and hedging activity intending to improve financial reporting by enabling investors to understand how and why the Funds use futures contracts (a type of derivative), how they are accounted for and how they affect an entity’s results of operations and financial position. The Funds may use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The average notional amount for futures contracts is based on the monthly notional amounts. The notional amount for futures contracts represents the U.S. dollar value of the contract as of the day of opening the transaction or latest contract reset date. The Osterweis Total Return Fund’s average notional value of futures contracts outstanding during the year ended March 31, 2018 was $37,518,515. The tables below show the effects of derivative instruments on the financial statements.

Osterweis Funds | Notes to Financial Statements at March 31, 2018

Statements of Assets and Liabilities

Fair values of derivative instruments as of March 31, 2018:

Osterweis Total Return Fund

	Asset Derivatives as of		Liability Derivatives as of
	March 31, 2018		March 31, 2018
	Balance Sheet		Balance Sheet
Instrument	Location	Fair Value	Location	Fair Value
Interest Rate			Variation margin
Contracts – Futures	None	$ —	payable	$293,281

Statements of Operations

The effect of derivative instruments on the Statements of Operations for the year ended March 31, 2018:

Osterweis Total Return Fund

Change in Unrealized
	Location of Gain (Loss)	Realized Gain	Appreciation/Depreciation
	on Derivatives	(Loss) on Derivatives	on Derivatives
Instrument	Recognized in Income	Recognized in Income	Recognized in Income
Interest Rate	Realized and Unrealized Gain	$1,234,062	$(879,579)
Contracts – Futures	(Loss) on Investments

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund did not have derivatives activity during the year ended March 31, 2018.

B.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign exchange gains and losses from dividends receivable, interest receivable and other foreign currency denominated payables and receivables in Change in net unrealized appreciation/depreciation on foreign currency translation and Net realized gain (loss) on foreign currency translation. The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included in Change in net unrealized appreciation/depreciation on investments and Net realized gain (loss) on investments.

C.
Futures Contracts. Each Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The purchase of futures contracts may be more efficient or cost-effective than actually buying the underlying securities or assets. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Upon entering into a futures contract, each Fund is required to pledge to the counterparty an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, each Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Each Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations.  The Funds’ use of futures contracts may involve risks that are different from, or possibly greater than, the risks

Osterweis Funds | Notes to Financial Statements at March 31, 2018

associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of the futures contracts may not correlate perfectly, or at all, with the value of the assets, reference rates or indices that they are designed to track. Other risks include: an illiquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Funds’ initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that a counterparty will not perform its obligations. The Osterweis Total Return Fund had futures contracts activity during the year ended March 31, 2018. Realized and unrealized gains and losses are included in the Statements of Operations. The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund did not have futures contracts activity during the year ended March 31, 2018.

D.
To-be-announced (“TBA”) Commitments.  Each Fund may enter into TBA purchase commitments.  In a TBA transaction, the TBA unit price and the estimated principal amount are established when a Fund enters into a contract, with the actual principal amount being within a specified range of the estimate.  Securities purchased on a TBA basis are not settled until they are delivered to the Fund, which can be 15 to 45 days later.  Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security.  The Funds may enter into TBA sale commitments to hedge their portfolio positions or to sell securities they own under delayed delivery arrangements.  Proceeds of TBA sale commitments are not received until the contractual settlement date.  Unsettled TBA sale commitments are valued at current market value of the underlying securities.  If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security.  If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

E.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year.

As of March 31, 2018, the Funds deferred, on a tax basis, late year and post-October losses of:

	Late Year Loss	Post-October Loss
Osterweis Fund	$—	$—
Osterweis Strategic Income Fund	—	—
Osterweis Strategic Investment Fund	—	—
Osterweis Emerging Opportunity Fund	—	—
Osterweis Total Return Fund	—	1,384,827

Osterweis Funds | Notes to Financial Statements at March 31, 2018

As of March 31, 2018, the Funds had the following capital loss carryovers available for federal income tax purposes:

Capital Loss Carryovers
	Short-Term	Long-Term
Osterweis Fund	$—	$—
Osterweis Strategic Income Fund	(28,746,964)	(288,151,778)
Osterweis Strategic Investment Fund	—	—
Osterweis Emerging Opportunity Fund	—	—
Osterweis Total Return Fund	—	—

As of March 31, 2018, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts; however, as of March 31, 2018, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

F.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on an identified cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs and MLPs are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

G.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Osterweis Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Total Return Fund normally are declared and paid on a monthly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

H.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

I.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.

J.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Osterweis Funds | Notes to Financial Statements at March 31, 2018

K.
Restricted Cash. Restricted cash represents amounts that are held by third parties under certain of the Fund’s derivative transactions. Such cash is excluded from cash and equivalents in the Statements of Assets and Liabilities. Interest income earned on restricted cash is recorded in other income on the Statements of Operations.

L.
Recently Issued Accounting Pronouncements. In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

M.
Reclassification of Capital Accounts.  U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended March 31, 2018, the following adjustments were made:

	Undistributed Net	Accumulated Net
	Investment Income/(Loss)	Realized Gain/(Loss)	Paid-In Capital
Osterweis Fund	$3,432,446	$(22,165,654)	$18,733,208
Osterweis Strategic Income Fund	(33,618)	33,618	—
Osterweis Strategic Investment Fund	(2,117,355)	1,042,978	1,074,377
Osterweis Emerging Opportunity Fund	545,755	3,388,279	(3,934,034)
Osterweis Total Return Fund	185,538	(208,139)	22,601

These permanent differences primarily relate to equalization and/or disposition of certain partnership investments.

N.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

Note 3 – Commitments and Other Related Party Transactions
Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (the “Advisers”) provide the Funds with investment management services under separate Investment Advisory Agreements (the “Advisory Agreements”). Under the Advisory Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by each Fund. As compensation for their services, the Advisers are entitled to a monthly fee. For the Osterweis Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million and 0.75% of the average daily net assets greater than $250 million. For the Osterweis Strategic Income Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million, 0.75% of the average daily net assets from $250 million to $2.5 billion, and 0.65% of the average daily net assets greater than $2.5 billion. For the Osterweis Strategic Investment Fund, the Adviser is entitled to a monthly fee at the annual rate of 1.00% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million. For the Osterweis Emerging Opportunity Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $500 million, 0.85% of the average daily net assets from $500 million to $1 billion, and 0.75% of the average daily net assets greater than $1 billion. For the Osterweis Total Return Fund, the Adviser is entitled to a monthly fee at an annual rate of 0.45% of the average daily net assets. The amount of investment advisory fees incurred by the Funds for the year ended March 31, 2018 is disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit the annual ratio of expenses for the Osterweis Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund by reducing all or a portion of their fees and reimbursing Fund expenses so that each Fund’s ratios of expenses to average net assets will not exceed 0.95%, 1.25% and 0.75%, respectively.  Prior to June 30, 2017 expenses for the Osterweis Emerging Opportunity Fund were limited to 1.50% of average net assets.  Prior to January 1, 2018 the Osterweis Fund expenses were not subject to an expense limitation

Osterweis Funds | Notes to Financial Statements at March 31, 2018

agreement. Each Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. Any fees waived and/or any Fund expenses absorbed by the Adviser pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval. For the year ended March 31, 2018, the Adviser waived $50,265 in fees in the Osterweis Fund and $10,485 in fees in the Osterweis Emerging Opportunity Fund, and recouped $41,374 in fees in the Osterweis Total Return Fund. As of March 31, 2018, the remaining cumulative amount the Adviser may be reimbursed was $50,265 for Osterweis Fund, $24,139 for Osterweis Emerging Opportunity Fund, and $7,529 for Osterweis Total Return Fund.

The Adviser may recapture a portion of the above no later than the years as stated below:

	March 31,	March 31,
	2020	2021	Total
Osterweis Fund	N/A	$50,265	$50,265
Osterweis Emerging Opportunity Fund	$13,654	$10,485	$24,139
Osterweis Total Return Fund	$7,529	$—	$7,529

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ administrator, fund accountant and transfer agent. In those capacities USBFS maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS. Fees paid by the Funds to USBFS for these services for the year ended March 31, 2018 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. (the “Custodian”) serves as custodian to the Funds. Both the Distributor and Custodian are affiliates of USBFS.

Note 4 – Purchases and Sales of Securities
For the year ended March 31, 2018, the cost of purchases and proceeds from sales and maturities of securities, excluding short-term investments, are as follows:

	Purchases	Sales
Osterweis Fund	$90,869,960	$173,464,184
Osterweis Strategic Income Fund	2,975,586,399	2,399,523,840
Osterweis Strategic Investment Fund	102,491,926	130,800,559
Osterweis Emerging Opportunity Fund	92,546,206	91,032,179
Osterweis Total Return Fund	190,950,288	107,501,022

For the year ended March 31, 2018, the cost of purchases and proceeds from sales and maturities of long-term U.S. Government securities included above were as follows:

	Purchases	Sales
Osterweis Total Return Fund	$66,509,441	$61,594,544

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund did not purchase or sell U.S. Government securities during the year ended March 31, 2018.

Osterweis Funds | Notes to Financial Statements at March 31, 2018

Note 5 – Distributions to Shareholders
The tax character of distributions paid during the year ended March 31, 2018, and the year ended March 31, 2017, was as follows:

	Ordinary Income
	March 31, 2018	March 31, 2017
Osterweis Fund	$11,001,629	$4,842,337
Osterweis Strategic Income Fund	258,911,354	259,005,970
Osterweis Strategic Investment Fund	6,046,114	7,126,085
Osterweis Emerging Opportunity Fund	3,945,692	—
Osterweis Total Return Fund	3,251,286	34,851

	Long-Term Capital Gains*
	March 31, 2018	March 31, 2017
Osterweis Fund	$52,756,848	$25,635,569
Osterweis Strategic Income Fund	—	—
Osterweis Strategic Investment Fund	3,338,302	—
Osterweis Emerging Opportunity Fund	5,122,053	—
Osterweis Total Return Fund	255,890	—

*   Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

The cost basis of investments for federal income tax purposes at March 31, 2018 was as follows:

			Osterweis	Osterweis	Osterweis
		Osterweis	Strategic	Emerging	Total
	Osterweis	Strategic	Investment	Opportunity	Return
	Fund	Income Fund	Fund	Fund	Fund
Cost of investments	$117,971,313	$5,887,629,507	$157,422,051	$54,717,332	$104,528,944
Gross tax unrealized appreciation	46,571,261	132,636,620	23,191,645	10,483,414	406,005
Gross tax unrealized depreciation	(2,476,121)	(139,086,176)	(5,056,024)	(683,061)	(2,224,000)
Net tax unrealized appreciation/depreciation	44,095,140	(6,449,556)	18,135,621	9,800,353	(1,817,995)
Undistributed ordinary income	5,122,166	13,836,187	1,572,145	2,194,965	26,486
Undistributed long-term capital gain	15,988,615	—	7,552,914	2,212,545	—
Total distributable earnings	21,110,781	13,836,187	9,125,059	4,407,510	26,486
Other accumulated gain/(loss)	(1,792)	(316,898,742)	—	—	(1,384,827)
Total accumulated gain/(loss)	$65,204,129	$(309,512,111)	$27,260,680	$14,207,863	$(3,176,336)

For the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to partnership adjustments and wash sale deferrals.

Osterweis Funds | Notes to Financial Statements at March 31, 2018

Note 6 – Investments in Affiliates
Affiliated companies, as defined in Section 2(a)(3) of the 1940 Act, are “affiliated persons,” 5% or more of whose outstanding voting shares are held by the Funds and the Advisers. For the year ended March 31, 2018, the Osterweis Strategic Income Fund had the following transactions with affiliated companies:

Osterweis Strategic Income Fund

	Share/Par					Change in			Dividend
	Balance	Value			Realized	Unrealized	Accrued	Value	and
	March 31,	March 31,	Acquis-	Dispo-	Gain	Appreciation/	Discounts/	March 31,	Interest
Issuer	2018	2017	itions	sitions	(Loss)	Depreciation	Premiums	2018	Income
A.M. Castle & Co.[1]	—	$674,136	$963,090	$6,087,037	$(1,441,010)	$5,890,821	$—	$—	$—
A.M. Castle & Co.[1]	—	—	5,062,466	100,733	(4,961,733)	—	—	—	—
A.M. Castle & Co.,
12.750%,
12/15/2018[2]	—	35,527,321	—	35,183,064	(20,680,808)	20,349,319	(12,768)	—	—
					$(27,083,551)	$26,240,140	$(12,768)	$—	$—

1 Common Stock
2 Corporate Bond

The Osterweis Fund, Osterweis Strategic Investment Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund did not have transactions with affiliated companies during the year ended March 31, 2018.

As of March 31, 2018, the Funds did not hold securities of affiliated companies.

Note 7 – Credit Facility
U.S. Bank N.A. has made available to the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility details for the year ended March 31, 2018 are as follows:

				Osterweis
		Osterweis	Osterweis	Emerging	Osterweis
		Strategic	Strategic	Opportunity	Total
	Osterweis Fund	Income Fund	Investment Fund	Fund	Return Fund
Maximum available credit	$40,000,000	$300,000,000	$30,000,000	$8,000,000	$10,000,000
Largest amount outstanding
on an individual day	2,266,000	—	1,661,000	—	—
Average daily loan outstanding	6,208	—	13,652	—	—
Credit facility outstanding as
of March 31, 2018	—	—	—	—	—
Average interest rate	4.50%	—	4.25%	—	—

Interest expenses for the year ended March 31, 2018, are disclosed in the Statements of Operations.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Professionally Managed Portfolios
and Shareholders of the Osterweis Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Emerging Opportunity Fund, and Osterweis Total Return Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), including the schedule of investments, as of March 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (with respect to Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund, the changes in net assets and the financial highlights for the periods indicated within the financial statements), and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2018, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for the periods stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 30, 2018

Osterweis Funds | Expense Examples For the Six Months Ended March 31, 2018 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including investment advisory fees and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs (in dollars) of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2017 – March 31, 2018).

Actual Expenses

The first line of each Fund’s table provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the examples. The examples include, but are not limited to, investment advisory fees, fund accounting fees, custody fees and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund’s table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Osterweis Funds | Expense Examples For the Six Months Ended March 31, 2018 (Unaudited)

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	October 1, 2017	March 31, 2018	During the Period
Osterweis Fund*
Actual	$1,000.00	$1,011.70	$5.12
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.85	$5.14

Osterweis Strategic Income Fund*
Actual	$1,000.00	$1,013.30	$4.27
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.69	$4.28

Osterweis Strategic Investment Fund*
Actual	$1,000.00	$1,007.50	$5.81
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.15	$5.84

Osterweis Emerging Opportunity Fund*
Actual	$1,000.00	$1,142.30	$6.68
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.70	$6.29

Osterweis Total Return Fund*
Actual	$1,000.00	$ 989.50	$3.72
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.19	$3.78

*
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund were 1.02%, 0.85%, 1.16%, 1.25% and 0.75% (reflecting fee waivers and recoupments in effect), respectively, multiplied by the average account value over the period multiplied by 182/365 (to reflect the one half-year period).

Osterweis Funds | Trustees and Executive Officers (Unaudited)

The Board of Trustees (the “Board”) is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(2)	Held
Name, Age	with the	of Time	Principal Occupation	Overseen	During Past
and Address	Trust(1)	Served	During Past Five Years	by Trustees	Five Years
Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	Formerly, President, Talon Industries, Inc. (business	5	Director,
(born 1943)	and	Term; Since	consulting); formerly, Executive Vice President and		PNC Funds
c/o U.S. Bancorp	Trustee	May 1991.	Chief Operating Officer, Integrated Asset		(23 series),
Fund Services, LLC			Management (investment adviser and manager)		PNC Advantage
2020 E. Financial Way			and formerly, President, Value Line, Inc.		Funds (1 series).
Suite 100			(investment advisory and financial publishing firm).
Glendora, CA 91741
Wallace L. Cook	Trustee	Indefinite	Investment Consultant; formerly, Chief Executive	5	Trustee, The Dana
(born 1939)		Term; Since	Officer, Rockefeller Trust Co., (prior thereto Senior		Foundation.
c/o U.S. Bancorp		May 1991.	Vice President), and Managing Director, Rockefeller
Fund Services, LLC			& Co. (Investment Manager and Financial Advisor);
2020 E. Financial Way			formerly, Senior Vice President, Norton Simon, Inc.
Suite 100			(international consumer products conglomerate.)
Glendora, CA 91741
Eric W. Falkeis	Trustee	Indefinite	Chief Operating Officer, Direxion Funds since 2013;	5	Interested Trustee,
(born 1973)		Term; Since	formerly, Senior Vice President and Chief Financial		Direxion Funds
c/o U.S. Bancorp		September	Officer (and other positions), U.S. Bancorp Fund		(24 series),
Fund Services, LLC		2011.	Services, LLC 1997-2013.		Direxion Shares
2020 E. Financial Way					ETF Trust
Suite 100					(142 series) and
Glendora, CA 91741					Direxion Insurance
Trust.
Carl A. Froebel	Trustee	Indefinite	Formerly, President and Founder, National Investor	5	None.
(born 1938)		Term; Since	Data Services, Inc. (investment related computer
c/o U.S. Bancorp		May 1991.	software).
Fund Services, LLC
2020 E. Financial Way
Suite 100
Glendora, CA 91741
Steven J. Paggioli	Trustee	Indefinite	Consultant, since July 2001; formerly, Executive Vice	5	Independent
(born 1950)		Term; Since	President, Investment Company Administration, LLC		Trustee, AMG
c/o U.S. Bancorp		May 1991.	(mutual fund administrator).		Funds (67 series);
Fund Services, LLC					Advisory Board
2020 E. Financial Way					Member,
Suite 100					Sustainable
Glendora, CA 91741					Growth Advisers,
LP; Independent
Director, Chase
Investment
Counsel.

Osterweis Funds | Trustees and Executive Officers (Unaudited)

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(2)	Held
Name, Age	with the	of Time	Principal Occupation	Overseen	During Past
and Address	Trust(1)	Served	During Past Five Years	by Trustees	Five Years
Officers of the Trust
Elaine E. Richards	President	Indefinite	Senior Vice President and Legal Compliance	Not	Not
(born 1968)		Term; Since	Officer, U.S. Bancorp Fund Services, LLC,	Applicable.	Applicable.
c/o U.S. Bancorp		March 2013.	since July 2007.
Fund Services, LLC	Secretary	Indefinite
2020 E. Financial Way		Term; Since
Suite 100		February 2008.
Glendora, CA 91741
Aaron J. Perkovich	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC,	Not	Not
(born 1973)	President	Term; Since	since June 2006.	Applicable.	Applicable.
c/o U.S. Bancorp		March 2017.
Fund Services, LLC	Treasurer	Indefinite
615 East Michigan St.		Term; Since
Milwaukee, WI 53202		August 2016.
Melissa Breitzman	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund	Not	Not
(born 1983)	Treasurer	Term; Since	Services, LLC since June 2005.	Applicable.	Applicable.
c/o U.S. Bancorp		August 2016.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202
Craig Benton	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund	Not	Not
(born 1985)	Treasurer	Term; Since	Services, LLC since November 2007.	Applicable.	Applicable.
c/o U.S. Bancorp		August 2016.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202
Cory Akers	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund	Not	Not
(born 1978)	Treasurer	Term; Since	Services, LLC since October 2006.	Applicable.	Applicable.
c/o U.S. Bancorp		August 2017.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202
Donna Barrette	Chief	Indefinite	Senior Vice President and Compliance Officer,	Not	Not
(born 1966)	Compliance	Term; Since	U.S. Bancorp Fund Services, LLC	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	July 2011.	since August 2004.
Fund Services, LLC	Anti-	Indefinite
615 East Michigan St.	Money	Term; Since
Milwaukee, WI 53202	Laundering	July 2011.
Officer
	Vice	Indefinite
	President	Term; Since
July 2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”)
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Additional Information

Federal Tax Information (Unaudited)

For the fiscal year ended March 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Osterweis Fund	59.05%
Osterweis Strategic Income Fund	2.18%
Osterweis Strategic Investment Fund	28.38%
Osterweis Emerging Opportunity Fund	0.72%
Osterweis Total Return Fund	0.14%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2018, was as follows:

Osterweis Fund	42.19%
Osterweis Strategic Income Fund	2.18%
Osterweis Strategic Investment Fund	19.76%
Osterweis Emerging Opportunity Fund	0.72%
Osterweis Total Return Fund	0.14%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the fiscal year ended March 31, 2018 were as follows (unaudited).

Osterweis Fund	0.01%
Osterweis Strategic Income Fund	0.00%
Osterweis Strategic Investment Fund	0.00%
Osterweis Emerging Opportunity Fund	100.00%
Osterweis Total Return Fund	0.06%

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available upon request without charge by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Form N-Q is available upon request without charge by calling toll-free at (866) 236-0050. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

Additional Information

Householding (Unaudited)

To reduce expenses, the Funds may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free at (866) 236-0050 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

Information about the Funds’ Trustees (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 236-0050.  Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.osterweis.com.

Osterweis Funds | Privacy Notice (Unaudited)

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA 94111

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, NY 10103

Fund Information

Fund	Symbol	CUSIP
Osterweis Fund	OSTFX	742935406
Osterweis Strategic Income Fund	OSTIX	742935489
Osterweis Strategic Investment Fund	OSTVX	74316J771
Osterweis Emerging Opportunity Fund	OSTGX	74316P744
Osterweis Total Return Fund	OSTRX	74316P736

OWRPANN – 0318

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Osterweis Fund

	FYE 3/31/2018	FYE 3/31/2017
Audit Fees	$24,400	$24,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Osterweis Strategic Income Fund

	FYE 3/31/2018	FYE 3/31/2017
Audit Fees	$24,400	$24,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Osterweis Strategic Investment Fund

	FYE 3/31/2018	FYE 3/31/2017
Audit Fees	$21,900	$21,900
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Osterweis Emerging Opportunity Fund

	FYE 3/31/2018	FYE 3/31/2017
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Osterweis Total Return Fund

	FYE 3/31/2018	FYE 3/31/2017
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Osterweis Fund

Non-Audit Related Fees	FYE 3/31/2018	FYE 3/31/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Strategic Income Fund

Non-Audit Related Fees	FYE 3/31/2018	FYE 3/31/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Strategic Investment Fund

Non-Audit Related Fees	FYE 3/31/2018	FYE 3/31/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Emerging Opportunity Fund

Non-Audit Related Fees	FYE 3/31/2018	FYE 3/31/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Total Return Fund

Non-Audit Related Fees	FYE 3/31/2018	FYE 3/31/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President, Principal Executive Officer

Date    June 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President, Principal Executive Officer

Date    June 5, 2018

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer, Principal Financial Officer

Date    June 5, 2018

* Print the name and title of each signing officer under his or her signature.